Exhibit 99.1


                                 $1,428,871,000
                                Approximate(1)(4)
                                 GSAMP 2005-HE4
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------

                Approximate        Primary      Expected                      Estimated     Principal           Expected
Offered          Principal       Collateral      Credit      Initial Pass-    Avg. Life      Payment             Ratings
Certificates   Balance(1)(4)        Group       Support     Through Rate(5)   (yrs)(2)    Window(2)(3)    S&P / Fitch / Moody's
------------   --------------   -------------   --------    ---------------   ---------   -------------   ---------------------
A-1              $374,159,000      Group I         24.55%    LIBOR + [ ]%          2.39   09/05 - 12/12      AAA / AAA / Aaa
A-2A             $390,155,000     Group II         24.55%    LIBOR + [ ]%          1.00   09/05 - 06/07      AAA / AAA / Aaa
A-2B             $258,695,000     Group II         24.55%    LIBOR + [ ]%          3.00   06/07 - 02/11      AAA / AAA / Aaa
A-2C              $94,755,000     Group II         24.55%    LIBOR + [ ]%          6.88   02/11 - 12/12      AAA / AAA / Aaa
M-1               $58,517,000   Groups I & II      20.60%    LIBOR + [ ]%          5.10   03/09 - 12/12      AA+ / AA+ / Aa1
M-2               $55,555,000   Groups I & II      16.85%    LIBOR + [ ]%          5.04   01/09 - 12/12      AA+ / AA+ / Aa2
M-3               $37,777,000   Groups I & II      14.30%    LIBOR + [ ]%          5.01   12/08 - 12/12       AA / AA / Aa3
M-4               $26,667,000   Groups I & II      12.50%    LIBOR + [ ]%          5.00   11/08 - 12/12      AA- / AA- / A1
M-5               $26,666,000   Groups I & II      10.70%    LIBOR + [ ]%          4.99   11/08 - 12/12       A+ / A+ / A2
M-6               $23,704,000   Groups I & II       9.10%    LIBOR + [ ]%          4.98   10/08 - 12/12        A / A / A3
B-1               $25,184,000   Groups I & II       7.40%    LIBOR + [ ]%          4.97   10/08 - 12/12      A- / A- / Baa1
B-2               $18,519,000   Groups I & II       6.15%    LIBOR + [ ]%          4.97   10/08 - 12/12    BBB+ / BBB+ / Baa2
B-3               $19,999,000   Groups I & II       4.80%    LIBOR + [ ]%          4.96   09/08 - 12/12     BBB / BBB / Baa3
B-4               $18,519,000   Groups I & II       3.55%    LIBOR + [ ]%          4.95   09/08 - 12/12     BBB- / BBB- / Ba1
------------   --------------   -------------   --------    ---------------   ---------   -------------   ---------------------
Total          $1,428,871,000

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 10% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(3) The rated final distribution date for the certificates is the Distribution Date in August 2035.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.


Selected Mortgage Pool Data(6)
------------------------------

                                                    Group I                             Group II
                                         -------------------------------    --------------------------------
                                         Adjustable Rate     Fixed Rate     Adjustable Rate      Fixed Rate          Aggregate
                                         ----------------    -----------    ----------------    ------------    --------------
Scheduled Principal Balance:             $    441,952,996    $58,576,900    $    814,636,104    $180,118,015    $1,495,284,015
Number of Mortgage Loans:                           2,806            813               3,487           1,704             8,810
Average Scheduled Principal Balance:     $        157,503    $    72,050    $        233,621    $    105,703    $      169,726
Weighted Average Gross Coupon:                      7.255%         8.736%              7.364%          7.990%            7.452%
Weighted Average Net Coupon(7):                     6.715%         8.226%              6.854%          7.480%            6.942%
Weighted Average Current FICO Score:                  621            633                 627             638               627
Weighted Average Original LTV Ratio(8):             81.20%         56.56%              82.66%          64.09%            78.97%
Weighted Average Combined Original LTV
  Ratio(8):                                         81.27%         87.29%              82.68%          84.56%            82.67%
Weighted Average Std. Remaining Term
  (months):                                           361            311                 363             339               358
Weighted Average Seasoning (months):                    2              2                   2               1                 2
Weighted Average Months to Roll(9):                    25            N/A                  23             N/A                24
Weighted Average Gross Margin(9):                    6.35%           N/A                6.37%            N/A              6.36%
Weighted Average Initial Rate Cap(9):                2.70%           N/A                2.56%            N/A              2.61%
Weighted Average Periodic Rate Cap(9):               1.31%           N/A                1.30%            N/A              1.30%
Weighted Average Gross Max. Lifetime
  Rate(9):                                          13.61%           N/A               13.71%            N/A             13.67%

(6) All percentages related to the Mortgage Loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(8) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio, and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans plus the original principal balance of the related first lien mortgage loan, to the value of the mortgaged property.
(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Fremont Investment & Loan ("Fremont") (48.42%), various other sellers, each comprising of less than 10% (29.78%) and purchased through the Goldman Sachs Residential Mortgage Conduit (21.80%).

o Credit support for the certificates will be provided through a senior/subordinate structure, initial overcollateralization of 3.55% and excess spread.

o Upon completion of servicing transfers (scheduled to occur by November 1, 2005), all of the Mortgage Loans will be serviced by JPMorgan Chase Bank, National Association ("JPMorgan"). JPMorgan's servicer ratings are Strong (S&P), RPS1 (Fitch) and SQ1 (Moody's).

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE4" and on Bloomberg as "GSAMP 05-HE4".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,405,121,142. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [4.4625]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------
Expected Closing Date:          August 25, 2005

Cut-off Date:                   August 1, 2005

Statistical Calculation Date:   July 1, 2005

Expected Pricing Date:          On or before August 17, 2005

First Distribution Date:        September 26, 2005


Key Terms
---------
Offered Certificates:           Class A, Class M and Class B Certificates

LIBOR Certificates:             The Offered Certificates

Class A-2 Certificates:         Class A-2A, Class A-2B and Class A-2C
                                Certificates

Class A Certificates:           Class A-1 and Class A-2 Certificates

Class M Certificates:           Class M-1, Class M-2, Class M-3, Class M-4,
                                Class M-5 and Class M-6 Certificates

Class B Certificates:           Class B-1, Class B-2, Class B-3 and Class B-4
                                Certificates

Class R Certificates:           Class R-1 and Class R-2 Certificates. The Class
                                R Certificates are not offered hereby.

Depositor:                      GS Mortgage Securities Corp.

Lead Manager:                   Goldman, Sachs & Co.

Servicer:                       Upon completion of servicing transfers
                                (scheduled to occur by November 1, 2005),
                                JPMorgan.

Trustee:                        Deutsche Bank National Trust Company

Custodians:                     Wells Fargo Bank, N.A., Deutsche Bank National
                                Trust Company and JPMorgan


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Provider:                  TBD

Servicing Fee Rate:             50 bps

Trustee Fee Rate:               No more than 1 bp

Expense Fee Rate:               The Servicing Fee Rate and the Trustee Fee Rate

Distribution Date:              25th day of the month or the following Business
                                Day

Rated Final Distribution
Date: For all certificates, the Distribution Date occurring in August 2035.

Mortgage Loans:                 The trust will consist of two groups of
                                subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:         Approximately $500,529,896 of Mortgage Loans
                                with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie
                                Mac.

Group II Mortgage Loans:        Approximately $994,754,119 of Mortgage Loans
                                with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Record Date:                    For any Distribution Date, with respect to each
                                class of Offered Certificates, the last business day of the Interest Accrual Period. With respect to the Class R Certificates, the last business day of the month preceding the month in which the Distribution Date occurs.

Delay Days:                     0 day delay on all certificates

Day Count:                      Actual/360 basis

Prepayment Period:              The calendar month prior to the Distribution
                                Date

Due Period:                     The period commencing on the second day of the
                                calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                                Date occurs.

Interest Accrual Period:        The prior Distribution Date to the day prior to
                                the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:                     Adjustable rate mortgage loans: CPR starting at
                                5% CPR in the first month of the mortgage loan
                                (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at 28% CPR thereafter.
                                Fixed rate mortgage loans: CPR starting at 5%
                                CPR in the first month of the mortgage loan
                                (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                  The initial weighted average net coupon of the
                                mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 10% CPR:

                                Initial Gross WAC:(1)                                       7.4525%
                                  Less Expense Fee Rate:                                    0.5100%
                                                                                            ------
                                Net WAC:(1)                                                 6.9425%
                                  Less Initial Swap Outflow:(2)                             0.7943%
                                  Less Initial Wtd. Avg. Certificate Coupon (Approx.):(2)   3.8184%
                                                                                            ------
                                Initial Excess Spread:(1)                                   2.3297%

                                (1) This amount will vary on each Distribution
                                    Date based on changes to the weighted
                                    average interest rate on the Mortgage Loans as well as any changes in day count.

                                (2) Assumes 1-month LIBOR equal to 3.625%,
                                    initial marketing spreads and a 30-day
                                    month. This amount will vary on each
                                    Distribution Date based on changes to the weighted average pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:             Yes, as to principal and interest, subject to
                                recoverability

Compensating Interest:          The Servicer will pay compensating interest up
                                to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                                Loans for the related Distribution Date
                                resulting from principal prepayments on the Mortgage Loans during the related Prepayment
                                Period and (B) the aggregate Servicing Fee received by the Servicer for that Distribution
                                Date.

Optional Clean-up Call:         The transaction has a 10% optional clean-up call

Rating Agencies:                Standard & Poor's Ratings Services, a division
                                of The McGraw-Hill Companies, Inc., Moody's
                                Investors Service, Inc. and Fitch, Inc. will each rate all of the Offered Certificates.

Minimum Denomination:           $25,000 with regard to each of the Offered
                                Certificates

Legal Investment:               It is anticipated that the Offered Certificates
                                will not be SMMEA eligible

ERISA Eligible:                 Underwriter's exemption is expected to apply to
                                all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                  All Offered Certificates represent REMIC regular
                                interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The Class R Certificates will represent the beneficial ownership of the residual interests in any REMICs. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written to support the promotion or marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your particular circumstances from an independent tax advisor.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                     The Offered Certificates will be offered
                                pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.55% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 49.10%.

Class   Initial Subordination Percentage(1)   Stepdown Date Percentage
-----   -----------------------------------    ------------------------
A                     24.55%                           49.10%
M-1                   20.60%                           41.20%
M-2                   16.85%                           33.70%
M-3                   14.30%                           28.60%
M-4                   12.50%                           25.00%
M-5                   10.70%                           21.40%
M-6                    9.10%                           18.20%
B-1                    7.40%                           14.80%
B-2                    6.15%                           12.30%
B-3                    4.80%                            9.60%
B-4                    3.55%                            7.10%

(1) Includes initial overcollateralization percentage.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 33.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

Distribution Dates              Cumulative Realized Loss Percentage
-----------------------------   ------------------------------------------------
September 2007 - August 2008    1.70% for the first month, plus an additional
                                  1/12th of 2.15% for each month thereafter
September 2008 - August 2009    3.85% for the first month, plus an additional
                                   1/12th of 2.20% for each month thereafter
September 2009 - August 2010    6.05% for the first month, plus an additional
                                   1/12th of 1.75% for each month thereafter
September 2010 - August 2011    7.80% for the first month, plus an additional
                                   1/12th of 0.45% for each month thereafter
September 2011 and thereafter                     8.25%


Step-up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and the Coupon Strip, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and the Coupon Strip, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and the Coupon Strip, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, the Coupon Strip, if necessary, net swap payments and certain swap termination payments owed to the swap provider.

40-Year Mortgage Coupon Strip ("Coupon Strip"). If, on the 120th Distribution Date or any Distribution Date thereafter the CPR of the Mortgage Loans is equal to or less than 5%, then an amount equal to approximately 15 basis points per anum will be subtracted from the Interest Remittance Amount on the LIBOR Certificates and placed into a reserve fund to make a payment to certificateholders on the 360th Distribution Date to pay the certificates to zero. In no case will the amounts on deposit in the reserve fund be greater than

40-Year Mortgage Excess Spread Reserve ("Excess Spread Reserve"). If the certificates are still outstanding on the 282nd Distribution Date or any Distribution Date thereafter, all monthly excess cashflow otherwise payable to the Class X certificates will be directed to a reserve fund to pay the certificates to zero on the 360th Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (1) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (2) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (3) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (4) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date for the current Distribution Date,

      (5) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (6) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2A, Class A-2B and Class A-2C Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 50.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 66.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.40% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (K) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

lesser of: (A) the product of (i) approximately 92.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A2-C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xi) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B4 Certificates, any Basis Risk Carry Forward Amounts for such classes,

(v) to a reserve fund, if necessary, any remaining amounts in order to build the Excess Spread Reserve, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates and twelfth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

Product Type     No Penalty    1-12 Months    13-24 Months   25-36 Months   37-48 Months   49-60 Months       Total
-------------   ------------   ------------   ------------   ------------   ------------   ------------   --------------
2 YR ARM        $193,216,939   $ 67,962,778   $430,881,596   $ 17,071,995   $          0   $          0   $  709,133,308
2 YR ARM IO       64,757,727     29,894,074    281,058,957      9,630,767              0              0      385,341,526
3 YR ARM          10,872,668      4,896,329      5,610,910     42,021,242              0              0       63,401,149
3 YR ARM IO        8,457,488      2,861,550      1,107,900     29,616,191              0              0       42,043,129
5 YR ARM           2,130,928        806,465      1,884,715      4,550,931              0              0        9,373,040
5 YR ARM IO                0              0        448,700      2,480,500              0              0        2,929,200
BALLOON 15/30      8,872,931      1,918,594     14,946,561      2,628,075              0              0       28,366,161
BALLOON 20/30         99,959         81,837        509,773              0              0              0          691,569
BALLOON 30/40              0              0              0        719,793              0              0          719,793
FIXED             48,064,083     23,565,163     29,661,961     90,663,597        151,664              0      192,106,467
FIXED IO           1,523,165        301,200        369,691      7,213,665              0              0        9,407,721
40 YR              7,408,109        501,851     31,575,357     12,285,637              0              0       51,770,954
-------------   ------------   ------------   ------------   ------------   ------------   ------------   --------------
Total:          $345,403,997   $132,789,841   $798,056,121   $218,882,392   $    151,664   $          0   $1,495,284,015


Product Type    No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months    Total
-------------   ----------    -----------    ------------    ------------    ------------    ------------    ------
2 YR ARM             12.92%          4.55%          28.82%           1.14%           0.00%           0.00%    47.42%
2 YR ARM IO           4.33           2.00           18.80            0.64            0.00            0.00     25.77
3 YR ARM              0.73           0.33            0.38            2.81            0.00            0.00      4.24
3 YR ARM IO           0.57           0.19            0.07            1.98            0.00            0.00      2.81
5 YR ARM              0.14           0.05            0.13            0.30            0.00            0.00      0.63
5 YR ARM IO           0.00           0.00            0.03            0.17            0.00            0.00      0.20
BALLOON 15/30         0.59           0.13            1.00            0.18            0.00            0.00      1.90
BALLOON 20/30         0.01           0.01            0.03            0.00            0.00            0.00      0.05
BALLOON 30/40         0.00           0.00            0.00            0.05            0.00            0.00      0.05
FIXED                 3.21           1.58            1.98            6.06            0.01            0.00     12.85
FIXED IO              0.10           0.02            0.02            0.48            0.00            0.00      0.63
40 YR                 0.50           0.03            2.11            0.82            0.00            0.00      3.46
-------------   ----------    -----------    ------------    ------------    ------------    ------------    ------
Total:               23.10%          8.88%          53.37%          14.64%           0.01%           0.00%   100.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M and Class B Certificates
------------------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on August 9, 2005) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     The LIBOR Certificates are priced at par, Class B-4 priced at 87.276%

                                     First Dollar Loss              LIBOR Flat                 0% Return
----------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                  40.02                      40.15                      41.70
            Yield (%)                               4.9749                     4.5295                     0.0299
            WAL                                       3.17                       3.17                       3.07
            Modified Duration                         2.91                       2.92                       2.90
            Principal Window                 Oct08 - Oct08              Oct08 - Oct08              Sep08 - Sep08
            Principal Writedown          65,547.22 (0.11%)         948,397.98 (1.62%)      8,987,536.26 (15.36%)
            Total Collat Loss      347,069,714.28 (23.43%)    347,863,125.42 (23.48%)    354,236,946.25 (23.91%)
----------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                  30.76                      30.89                      32.23
            Yield (%)                               5.0423                     4.5782                     0.0050
            WAL                                       3.75                       3.75                       3.63
            Modified Duration                         3.39                       3.40                       3.39
            Principal Window                 May09 - May09              May09 - May09              Apr09 - Apr09
            Principal Writedown          41,078.38 (0.07%)       1,089,942.98 (1.96%)     10,241,768.58 (18.44%)
            Total Collat Loss      303,240,925.76 (20.47%)    304,166,613.30 (20.53%)    311,476,670.86 (21.02%)
----------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                  25.74                      25.83                      26.72
            Yield (%)                               5.0608                     4.5799                     0.0002
            WAL                                       4.08                       4.08                       3.96
            Modified Duration                         3.66                       3.67                       3.66
            Principal Window                 Sep09 - Sep09              Sep09 - Sep09              Aug09 - Aug09
            Principal Writedown          61,377.00 (0.16%)         872,888.25 (2.31%)      7,659,844.27 (20.28%)
            Total Collat Loss      273,047,936.57 (18.43%)    273,759,038.22 (18.48%)    278,975,913.82 (18.83%)
----------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                  22.58                      22.66                      23.19
            Yield (%)                               5.1960                     4.5832                     0.0568
            WAL                                       4.33                       4.33                       4.29
            Modified Duration                         3.85                       3.86                       3.92
            Principal Window                 Dec09 - Dec09              Dec09 - Dec09                    52 - 52
            Principal Writedown          18,041.54 (0.07%)         797,560.66 (2.99%)      5,930,870.75 (22.24%)
            Total Collat Loss      251,893,266.29 (17.00%)    252,572,669.57 (17.05%)    257,041,148.69 (17.35%)
----------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                  19.72                      19.80                      20.32
            Yield (%)                               5.2359                     4.6152                     0.0685
            WAL                                       4.58                       4.58                       4.51
            Modified Duration                         4.04                       4.05                       4.11
            Principal Window                 Mar10 - Mar10              Mar10 - Mar10              Mar10 - Mar10
            Principal Writedown          35,802.03 (0.13%)         874,466.15 (3.28%)      6,290,651.60 (23.59%)
            Total Collat Loss      230,818,547.10 (15.58%)    231,547,567.56 (15.63%)    236,250,962.06 (15.95%)
----------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                  17.37                      17.45                      17.94
            Yield (%)                               5.2808                     4.5797                     0.0825
            WAL                                       4.83                       4.83                       4.66
            Modified Duration                         4.23                       4.24                       4.23
            Principal Window                 Jun10 - Jun10              Jun10 - Jun10              May10 - May10
            Principal Writedown          67,677.98 (0.29%)         959,286.32 (4.05%)      5,840,301.48 (24.64%)
            Total Collat Loss      212,243,556.51 (14.33%)    213,019,440.40 (14.38%)    216,614,732.83 (14.62%)
----------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                         First Dollar Loss                 LIBOR Flat                  0% Return
----------------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                  15.07                      15.21                      15.70
            Yield (%)                               5.7822                     4.6104                     0.0289
            WAL                                       5.08                       5.07                       4.84
            Modified Duration                         4.36                       4.37                       4.36
            Principal Window                 Sep10 - Sep10              Sep10 - Sep10              Aug10 - Aug10
            Principal Writedown          42,998.11 (0.17%)       1,708,869.81 (6.79%)      7,083,042.39 (28.13%)
            Total Collat Loss      192,216,367.77 (12.97%)    193,663,892.75 (13.07%)    197,724,363.94 (13.35%)
----------------------------------------------------------------------------------------------------------------
Class B-2   CDR (%)                                  13.50                      13.61                      13.96
            Yield (%)                               5.8937                     4.6307                     0.1060
            WAL                                       5.25                       5.24                          5
            Modified Duration                         4.47                       4.48                       4.46
            Principal Window                 Nov10 - Nov10              Nov10 - Nov10              Oct10 - Oct10
            Principal Writedown          86,122.93 (0.47%)       1,451,638.13 (7.84%)      5,457,504.31 (29.47%)
            Total Collat Loss      177,341,229.73 (11.97%)    178,532,894.74 (12.05%)    181,439,619.95 (12.25%)
----------------------------------------------------------------------------------------------------------------
Class B-3   CDR (%)                                  11.89                      12.05                      12.39
            Yield (%)                               6.3843                     4.6427                     0.0653
            WAL                                       5.42                       5.38                       5.11
            Modified Duration                         4.52                       4.54                       4.58
            Principal Window                 Jan11 - Jan11              Jan11 - Jan11              Jan11 - Jan11
            Principal Writedown          66,099.35 (0.33%)      2,144,841.26 (10.72%)      6,542,095.07 (32.71%)
            Total Collat Loss      161,013,780.55 (10.87%)    162,832,974.50 (10.99%)    166,671,404.37 (11.25%)
----------------------------------------------------------------------------------------------------------------
Class B-4   CDR (%)                                  10.54                      10.90                      11.12
            Yield (%)                              10.2304                     4.6320                     0.2116
            WAL                                       5.58                       5.23                       4.84
            Modified Duration                         4.39                       4.42                       4.46
            Principal Window                 Mar11 - Mar11              Mar11 - Mar11              Mar11 - Mar11
            Principal Writedown           8,029.90 (0.04%)      5,542,776.67 (29.93%)      8,636,958.93 (46.64%)
            Total Collat Loss       146,684,957.15 (9.90%)    150,946,372.12 (10.19%)    153,528,666.48 (10.36%)
----------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on August 9 2005,
(ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution     Excess              Distribution     Excess              Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
1           Sep-05          2.3179   49          Sep-09          5.0317   97          Sep-13          4.5451
2           Oct-05          2.3290   50          Oct-09          5.1760   98          Oct-13          4.7196
3           Nov-05          2.3145   51          Nov-09          5.0151   99          Nov-13          4.5299
4           Dec-05          2.3270   52          Dec-09          5.1798   100         Dec-13          4.7248
5           Jan-06          2.3074   53          Jan-10          4.9885   101         Jan-14          4.5225
6           Feb-06          2.3071   54          Feb-10          5.0204   102         Feb-14          4.5378
7           Mar-06          2.3661   55          Mar-10          5.4798   103         Mar-14          5.0967
8           Apr-06          2.2966   56          Apr-10          5.0096   104         Apr-14          4.5606
9           May-06          2.3162   57          May-10          5.1611   105         May-14          4.7541
10          Jun-06          2.2853   58          Jun-10          5.0059   106         Jun-14          4.6005
11          Jul-06          2.3103   59          Jul-10          5.1771   107         Jul-14          4.8009
12          Aug-06          2.2693   60          Aug-10          5.0173   108         Aug-14          4.6344
13          Sep-06          2.2605   61          Sep-10          4.9868   109         Sep-14          4.6487
14          Oct-06          2.2937   62          Oct-10          5.1496   110         Oct-14          4.8420
15          Nov-06          2.2393   63          Nov-10          4.9806   111         Nov-14          4.6789
16          Dec-06          2.2825   64          Dec-10          5.1503   112         Dec-14          4.8897
17          Jan-07          2.2119   65          Jan-11          4.9516   113         Jan-15          4.7161
18          Feb-07          2.2143   66          Feb-11          4.9852   114         Feb-15          4.7509
19          Mar-07          2.3923   67          Mar-11          5.4773   115         Mar-15          5.2951
20          Apr-07          2.1971   68          Apr-11          4.9744   116         Apr-15          4.7818
21          May-07          2.2755   69          May-11          5.1351   117         May-15          4.9745
22          Jun-07          3.5457   70          Jun-11          4.9722   118         Jun-15          4.8314
23          Jul-07          4.0668   71          Jul-11          5.1368   119         Jul-15          5.0283
24          Aug-07          3.9425   72          Aug-11          4.9639   120         Aug-15          4.8719
25          Sep-07          3.9420   73          Sep-11          4.9593
26          Oct-07          4.0782   74          Oct-11          5.1221
27          Nov-07          3.9467   75          Nov-11          4.9513
28          Dec-07          4.6554   76          Dec-11          5.1292
29          Jan-08          4.7488   77          Jan-12          4.9255
30          Feb-08          4.7672   78          Feb-12          4.9574
31          Mar-08          5.0424   79          Mar-12          5.2854
32          Apr-08          4.7641   80          Apr-12          4.9434
33          May-08          4.9354   81          May-12          5.1036
34          Jun-08          4.9874   82          Jun-12          4.9472
35          Jul-08          5.1730   83          Jul-12          5.1138
36          Aug-08          5.0188   84          Aug-12          4.9368
37          Sep-08          5.0146   85          Sep-12          4.9284
38          Oct-08          5.0907   86          Oct-12          5.0893
39          Nov-08          4.9626   87          Nov-12          4.9125
40          Dec-08          5.1803   88          Dec-12          5.0975
41          Jan-09          5.0212   89          Jan-13          4.9093
42          Feb-09          5.0361   90          Feb-13          4.5726
43          Mar-09          5.4848   91          Mar-13          5.1081
44          Apr-09          5.0280   92          Apr-13          4.5575
45          May-09          5.1809   93          May-13          4.7307
46          Jun-09          5.0460   94          Jun-13          4.5606
47          Jul-09          5.1976   95          Jul-13          4.7425
48          Aug-09          5.0403   96          Aug-13          4.5529


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

         Distribution     WAC     Group I   Group II            Distribution     WAC     Group I   Group II
Period       Date       Cap (%)   Cap (%)   Cap (%)    Period       Date       Cap (%)   Cap (%)   Cap (%)
------   ------------   -------   -------   --------   ------   ------------   -------   -------   --------
1           Sep-05      21.5919   21.5433    21.6163   49          Sep-09      12.7342   12.9179    12.6435
2           Oct-05      21.6028   21.5527    21.6280   50          Oct-09      13.0890   13.2813    12.9941
3           Nov-05      21.4107   21.3623    21.4350   51          Nov-09      12.6967   12.8987    12.5970
4           Dec-05      21.3688   21.3191    21.3939   52          Dec-09      13.1038   13.3365    12.9890
5           Jan-06      21.1167   21.0686    21.1408   53          Jan-10      12.7048   12.9285    12.5945
6           Feb-06      20.9238   20.8758    20.9478   54          Feb-10      12.6823   12.9068    12.5716
7           Mar-06      21.0059   20.9529    21.0324   55          Mar-10      13.8831   14.1327    13.7601
8           Apr-06      20.4392   20.3915    20.4630   56          Apr-10      12.6384   12.8647    12.5269
9           May-06      20.2453   20.1963    20.2698   57          May-10      12.9976   13.2323    12.8820
10          Jun-06      19.8127   19.7656    19.8362   58          Jun-10      12.6048   12.8444    12.4868
11          Jul-06      19.5364   19.4880    19.5606   59          Jul-10      12.9857   13.2561    12.8526
12          Aug-06      19.0301   18.9835    19.0534   60          Aug-10      12.5836   12.8462    12.4544
13          Sep-06      18.6401   18.5937    18.6633   61          Sep-10      11.6942   11.9577    11.5646
14          Oct-06      18.3776   18.3298    18.4015   62          Oct-10      12.0809   12.3541    11.9465
15          Nov-06      17.8877   17.8417    17.9107   63          Nov-10      11.6881   11.9534    11.5577
16          Dec-06      17.6498   17.6026    17.6733   64          Dec-10      12.0760   12.3528    11.9400
17          Jan-07      17.1703   17.1248    17.1929   65          Jan-11      11.6918   11.9687    11.5557
18          Feb-07      16.8238   16.7786    16.8464   66          Feb-11      11.6887   11.9666    11.5523
19          Mar-07      16.9181   16.8678    16.9432   67          Mar-11      12.9377   13.2463    12.7862
20          Apr-07      16.1554   16.1094    16.1783   68          Apr-11      11.6826   11.9622    11.5453
21          May-07      15.9926   15.9805    15.9986   69          May-11      12.0688   12.3587    11.9266
22          Jun-07      16.8499   17.1980    16.6765   70          Jun-11      11.6778   11.9609    11.5389
23          Jul-07      11.4385   11.3877    11.4639   71          Jul-11      12.0720   12.3728    11.9244
24          Aug-07      11.1349   11.0913    11.1566   72          Aug-11      11.6795   11.9715    11.5363
25          Sep-07      11.0781   11.0349    11.0996   73          Sep-11      11.6764   11.9693    11.5328
26          Oct-07      11.2865   11.2421    11.3086   74          Oct-11      12.0624   12.3659    11.9136
27          Nov-07      10.9768   10.9497    10.9903   75          Nov-11      11.6701   11.9648    11.5258
28          Dec-07      11.8585   12.0227    11.7769   76          Dec-11      12.0569   12.3631    11.9069
29          Jan-08      11.7854   11.7229    11.8165   77          Jan-12      11.6696   11.9696    11.5227
30          Feb-08      11.7414   11.6818    11.7710   78          Feb-12      11.6665   11.9674    11.5192
31          Mar-08      12.3056   12.2425    12.3370   79          Mar-12      12.4677   12.7903    12.3099
32          Apr-08      11.6449   11.5907    11.6717   80          Apr-12      11.6602   11.9629    11.5121
33          May-08      11.9385   11.9474    11.9340   81          May-12      12.0457   12.3594    11.8922
34          Jun-08      12.3985   12.7050    12.2465   82          Jun-12      11.6542   11.9584    11.5054
35          Jul-08      12.4116   12.4923    12.3716   83          Jul-12      12.0403   12.3547    11.8866
36          Aug-08      12.0483   12.1294    12.0081   84          Aug-12      11.6487   11.9539    11.4996
37          Sep-08      12.0192   12.1010    11.9787   85          Sep-12      11.6456   11.9517    11.4961
38          Oct-08      12.3337   12.4202    12.2908   86          Oct-12      12.0305   12.3478    11.8756
39          Nov-08      11.9838   12.1007    11.9259   87          Nov-12      11.6393   11.9472    11.4890
40          Dec-08      12.9705   13.3171    12.7990   88          Dec-12      12.0240   12.3431    11.8683
41          Jan-09      12.8296   12.9541    12.7680   89          Jan-13      11.6330   11.9427    11.4819
42          Feb-09      12.8076   12.9347    12.7447   90          Feb-13      11.6298   11.9404    11.4784
43          Mar-09      13.9815   14.1233    13.9114   91          Mar-13      12.8724   13.2172    12.7042
44          Apr-09      12.7551   12.8855    12.6907   92          Apr-13      11.6235   11.9359    11.4712
45          May-09      13.1158   13.2738    13.0377   93          May-13      12.0077   12.3314    11.8499
46          Jun-09      12.7839   12.9845    12.6848   94          Jun-13      11.6172   11.9313    11.4641
47          Jul-09      13.1610   13.3490    13.0682   95          Jul-13      12.0011   12.3267    11.8426
48          Aug-09      12.7586   12.9414    12.6683   96          Aug-13      11.6108   11.9268    11.4570


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         Distribution       WAC   Group I   Group II
Period       Date       Cap (%)   Cap (%)   Cap (%)
------   ------------   -------   -------   --------
97          Sep-13      11.6076   11.9245    11.4535
98          Oct-13      11.9913   12.3196    11.8315
99          Nov-13      11.6013   11.9199    11.4463
100         Dec-13      11.9847   12.3149    11.8242
101         Jan-14      11.5949   11.9153    11.4392
102         Feb-14      11.5917   11.9130    11.4356
103         Mar-14      12.8302   13.1869    12.6569
104         Apr-14      11.5854   11.9084    11.4285
105         May-14      11.9682   12.3030    11.8057
106         Jun-14      11.5790   11.9038    11.4213
107         Jul-14      11.9617   12.2983    11.7983
108         Aug-14      11.5726   11.8992    11.4142
109         Sep-14      11.5694   11.8969    11.4106
110         Oct-14      11.9517   12.2911    11.7872
111         Nov-14      11.5630   11.8923    11.4034
112         Dec-14      11.9451   12.2863    11.7798
113         Jan-15      11.5566   11.8877    11.3963
114         Feb-15      11.5534   11.8854    11.3927
115         Mar-15      12.7877   13.1562    12.6093
116         Apr-15      11.5470   11.8807    11.3855
117         May-15      11.9286   12.2743    11.7613
118         Jun-15      11.5406   11.8761    11.3783
119         Jul-15      11.9219   12.2695    11.7539
120         Aug-15      11.5341   11.8714    11.3712


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,405,121,142. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.4625]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule

         Distribution   Swap Notional             Distribution    Swap Notional
Period       Date        Amount ($)     Period        Date         Amount ($)
------   ------------   -------------   ------   --------------   -------------
1           Sep-05      1,405,121,142   38           Oct-08          51,388,046
2           Oct-05      1,384,837,395   39           Nov-08          49,064,988
3           Nov-05      1,359,719,373   40           Dec-08          46,846,641
4           Dec-05      1,329,804,135   41           Jan-09          44,728,294
5           Jan-06      1,295,173,648   42           Feb-09          42,705,451
6           Feb-06      1,255,956,804   43           Mar-09          40,773,818
7           Mar-06      1,212,329,558   44           Apr-09          38,929,292
8           Apr-06      1,164,515,621   45           May-09          37,167,954
9           May-06      1,112,786,184   46           Jun-09          35,486,062
10          Jun-06      1,057,459,437   47           Jul-09          33,880,042
11          Jul-06        998,923,601   48           Aug-09          32,346,480
12          Aug-06        941,580,744   49           Sep-09          30,882,115
13          Sep-06        887,259,244   50           Oct-09          29,483,833
14          Oct-06        835,847,389   51           Nov-09          28,148,660
15          Nov-06        787,188,819   52           Dec-09          26,873,755
16          Dec-06        741,135,598   53           Jan-10          25,656,405
17          Jan-07        697,547,765   54           Feb-10          24,494,018
18          Feb-07        656,292,902   55           Mar-10          23,384,119
19          Mar-07        617,245,714   56           Apr-10          22,324,346
20          Apr-07        580,287,657   57           May-10          21,312,439
21          May-07        545,306,576   58           Jun-10          20,346,245
22          Jun-07        512,196,352   59           Jul-10          19,423,682
23          Jul-07        147,802,705   60           Aug-10          18,542,065
24          Aug-07        140,686,917   61       Sep-10 onwards               0
25          Sep-07        133,916,116
26          Oct-07        127,473,446
27          Nov-07        121,342,876
28          Dec-07        115,509,167
29          Jan-08        109,957,830
30          Feb-08        104,675,090
31          Mar-08         99,647,850
32          Apr-08         94,863,656
33          May-08         90,310,667
34          Jun-08         85,978,032
35          Jul-08         59,035,942
36          Aug-08         56,368,240
37          Sep-08         53,820,743


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                           $1,495,284,015
Number of Mortgage Loans:                                       8,810
Average Scheduled Principal Balance:                         $169,726
Weighted Average Gross Coupon:                                  7.452%
Weighted Average Net Coupon: (2)                                6.942%
Weighted Average Current FICO Score:                              627
Weighted Average Original LTV Ratio:                            78.97%
Weighted Average Combined Original LTV Ratio:                   82.67%
Weighted Average Stated Remaining Term (months):                  358
Weighted Average Seasoning(months):                                 2
Weighted Average Months to Roll: (3)                               24
Weighted Average Gross Margin: (3)                               6.36%
Weighted Average Initial Rate Cap: (3)                           2.61%
Weighted Average Periodic Rate Cap: (3)                          1.30%
Weighted Average Gross Maximum Lifetime Rate: (3)               13.67%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


Distribution by Current Principal Balance

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Balance                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below           1,149      $35,641,915        2.38%     10.276%        637     $31,020      96.58%   65.58%      94.98%
$50,001 - $75,000           866       54,102,834        3.62       9.059         622      62,474      87.64    67.06       90.48
$75,001 - $100,000          888       78,174,397        5.23       8.260         622      88,034      84.90    66.45       91.03
$100,001 - $125,000       1,015      113,963,457        7.62       7.810         620     112,279      83.48    69.80       93.74
$125,001 - $150,000         885      121,517,471        8.13       7.598         623     137,308      82.26    66.97       90.67
$150,001 - $200,000       1,362      237,394,466       15.88       7.430         622     174,298      82.19    63.36       93.57
$200,001 - $250,000         832      186,352,677       12.46       7.241         625     223,982      81.37    58.36       93.10
$250,001 - $300,000         588      161,113,037       10.77       7.087         626     274,002      82.03    56.31       94.81
$300,001 - $350,000         391      126,724,033        8.47       7.050         629     324,102      82.33    47.35       92.44
$350,001 - $400,000         307      114,848,708        7.68       7.054         636     374,100      81.65    47.51       95.42
$400,001 & Above            527      265,451,021       17.75       7.042         634     503,702      81.30    43.18       95.11
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Current Rate             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below                 1         $194,530        0.01%      4.990%        721    $194,530      58.21%   100.00%    100.00%
5.00 - 5.49%                 34        9,479,249        0.63       5.280         669     278,801      76.77    78.68      100.00
5.50 - 5.99%                255       65,609,499        4.39       5.829         655     257,292      78.37    62.19       96.70
6.00 - 6.49%                646      153,783,472       10.28       6.270         655     238,055      79.29    64.93       97.78
6.50 - 6.99%              1,716      398,888,775       26.68       6.764         637     232,453      80.39    61.11       94.25
7.00 - 7.49%              1,306      268,928,039       17.99       7.245         624     205,917      81.70    54.25       92.68
7.50 - 7.99%              1,420      267,016,642       17.86       7.723         615     188,040      83.46    48.54       90.36
8.00 - 8.49%                637       99,278,767        6.64       8.233         606     155,854      84.39    51.00       91.68
8.50 - 8.99%                693       87,356,064        5.84       8.738         599     126,055      87.65    55.84       90.79
9.00% & Above             2,102      144,748,980        9.68      10.061         609      68,863      91.06    58.44       95.52
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Credit Score

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                 210      $40,282,025        2.69%      6.859%        764    $191,819      83.75%   49.40%      86.40%
720 - 739                   193       31,898,216        2.13       6.968         729     165,276      83.47    48.42       93.61
700 - 719                   283       50,736,953        3.39       7.047         709     179,283      83.55    39.93       90.70
680 - 699                   540       94,441,535        6.32       7.212         689     174,892      84.18    38.03       89.17
660 - 679                   870      151,443,076       10.13       7.232         669     174,073      83.48    42.76       86.27
640 - 659                 1,161      202,309,498       13.53       7.252         649     174,255      83.24    43.01       92.21
620 - 639                 1,374      225,897,015       15.11       7.357         629     164,408      83.20    56.74       93.40
600 - 619                 1,433      237,647,593       15.89       7.430         609     165,839      83.55    68.35       96.26
580 - 599                 1,303      218,808,517       14.63       7.532         590     167,927      81.98    74.22       96.94
560 - 579                   669      110,328,482        7.38       8.001         570     164,916      82.05    66.45       97.46
540 - 559                   393       70,341,353        4.70       8.020         550     178,986      79.40    60.79       95.58
520 - 539                   254       40,373,658        2.70       8.479         530     158,951      78.22    61.98       98.02
500 - 519                   124       20,177,457        1.35       8.626         510     162,721      73.30    69.67       97.57
1 - 499                       1          292,336        0.02       8.875         471     292,336      75.00     0.00      100.00
N/A                           2          306,301        0.02       8.841           0     153,150      67.82    54.78      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Lien

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Lien                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
First Lien                7,315   $1,426,289,622       95.39%      7.316%        626    $194,981      81.85%   57.27%      93.30%
Second Lien               1,495       68,994,393        4.61      10.272         650      46,150      99.57    50.49       98.36
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Combined                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              240      $40,700,213        2.72%      7.352%        600    $169,584      48.96%   39.83%      91.85%
60.01 - 70.00%              385       78,926,020        5.28       7.396         599     205,003      66.70    44.55       88.62
70.01 - 80.00%            3,858      777,297,860       51.98       7.049         634     201,477      79.28    53.72       95.22
80.01 - 85.00%              649      126,476,536        8.46       7.509         602     194,879      84.47    57.43       93.22
85.01 - 90.00%            1,373      269,313,506       18.01       7.578         620     196,150      89.76    67.15       88.50
90.01 - 95.00%              469       71,722,341        4.80       8.055         627     152,926      94.80    62.58       92.39
95.01 - 100.00%           1,836      130,847,540        8.75       9.271         646      71,268      99.91    64.43       98.28
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below            1,735     $109,694,606        7.34%      9.188%        632     $63,225      80.79%   46.53%      95.94%
60.01 - 70.00%              385       78,926,020        5.28       7.396         599     205,003      66.70    44.55       88.62
70.01 - 80.00%            3,858      777,297,860       51.98       7.049         634     201,477      79.28    53.72       95.22
80.01 - 85.00%              646      126,417,718        8.45       7.507         602     195,693      84.47    57.43       93.26
85.01 - 90.00%            1,356      268,250,503       17.94       7.569         620     197,825      89.77    67.21       88.46
90.01 - 95.00%              395       69,086,998        4.62       7.971         626     174,904      94.81    62.49       92.50
95.01 - 100.00%             435       65,610,311        4.39       8.269         642     150,828      99.85    78.90       97.76
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Documentation

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Documentation            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Full                      5,503     $851,619,150       56.95%      7.402%        618    $154,755      83.73%   100.00%     93.10%
Stated                    3,090      597,568,498       39.96       7.539         639     193,388      81.24     0.00       94.49
Limited                     173       39,343,644        2.63       7.288         611     227,420      81.36     0.00       87.79
No Doc                       17        4,621,077        0.31       6.421         697     271,828      79.66     0.00       94.37
Alt                          27        2,131,647        0.14       8.375         641      78,950      90.43     0.00       98.72
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Purpose

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Purpose                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Purchase                  5,163     $778,189,681       52.04%      7.518%        640    $150,724      84.38%   56.44%      93.97%
Cashout Refi              3,328      668,123,429       44.68       7.361         613     200,758      80.61    57.43       92.91
Rate/term Refi              319       48,970,905        3.28       7.656         612     153,514      83.54    58.59       95.10
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

 Distribution by Occupancy

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy                Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied            8,199   $1,398,558,068       93.53%      7.445%        625    $170,577      82.71%   56.69%     100.00%
Investor                    518       79,648,342        5.33       7.494         651     153,761      81.84    63.51        0.00
Second Home                  93       17,077,606        1.14       7.903         652     183,630      83.48    47.72        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Property Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family             7,107   $1,179,881,692       78.91%      7.460%        624    $166,017      82.63%   58.37%      95.33%
PUD                         546       94,178,284        6.30       7.519         626     172,488      82.92    49.25       92.96
2 Family                    386       85,967,511        5.75       7.298         649     222,714      83.24    42.99       81.66
Condo                       545       84,406,349        5.64       7.458         640     154,874      82.77    57.15       88.19
3-4 Family                  123       35,752,914        2.39       7.385         637     290,674      81.44    66.98       78.02
PUD Detached                 63        8,510,358        0.57       7.566         622     135,085      83.59    48.87       98.87
Manu/mobile Home             17        3,190,428        0.21       7.072         641     187,672      78.57    61.43       68.65
PUD Attached                 11        1,812,824        0.12       7.898         642     164,802      84.69    19.50       91.84
Townhouse                     9        1,239,643        0.08       7.165         646     137,738      85.76    61.13       85.31
Condo Hi-rise                 2          193,131        0.01       7.699         714      96,566      81.11     0.00      100.00
Other                         1          150,881        0.01       7.200         616     150,881      88.82    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
CA                        1,437     $387,283,774       25.90%      7.027%        633    $269,509      80.30%   43.91%      94.75%
FL                          970      155,751,295       10.42       7.568         624     160,568      82.67    62.65       90.47
IL                          620       97,525,253        6.52       7.454         633     157,299      85.06    53.41       93.58
NJ                          337       81,949,746        5.48       7.355         622     243,174      82.98    52.26       95.88
GA                          552       71,965,888        4.81       7.953         613     130,373      86.23    66.13       87.41
NY                          236       68,449,712        4.58       7.130         635     290,041      80.64    46.57       91.44
MD                          268       55,730,192        3.73       7.489         616     207,948      81.56    73.41       96.35
MN                          320       49,710,074        3.32       7.553         617     155,344      84.46    64.23       91.04
VA                          242       47,783,775        3.20       7.502         625     197,454      81.56    61.97       94.22
TX                          436       41,271,527        2.76       8.151         624      94,659      84.52    54.76       95.17
Other                     3,392      437,862,779       29.28       7.686         626     129,087      83.79    64.99       94.12
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Zip                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60618                        12       $3,558,115        0.24%      6.910%        690    $296,510      83.63%   19.57%     100.00%
20721                         7        3,059,216        0.20       7.359         643     437,031      84.33    42.77      100.00
90805                        11        2,796,338        0.19       7.359         625     254,213      74.76    26.74       79.44
96740                         7        2,770,390        0.19       7.753         679     395,770      75.73    27.44      100.00
92508                         7        2,752,733        0.18       6.509         629     393,248      83.99    56.87      100.00
92345                        13        2,698,978        0.18       7.189         630     207,614      80.06    41.93      100.00
11221                         8        2,692,408        0.18       7.391         636     336,551      81.91    50.06       84.26
95823                        11        2,683,495        0.18       6.750         629     243,954      79.97    50.79      100.00
20603                         8        2,633,813        0.18       7.294         623     329,227      77.50    85.98      100.00
95206                        12        2,623,688        0.18       7.030         670     218,641      81.81    37.01       93.33
Other                     8,714    1,467,014,841       98.11       7.458         626     168,351      82.71    57.22       93.49
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Remaining                Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Maturity                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                     750      $33,652,313        2.25%     10.188%        649     $44,870      97.02%   43.98%      96.15%
181 - 240                   257        9,340,708        0.62       9.968         640      36,345      94.24    53.39       98.49
241 - 360                 7,589    1,400,520,040       93.66       7.382         627     184,546      82.34    57.87       93.31
421 - 480                   214       51,770,954        3.46       7.130         613     241,920      80.02    41.19       97.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Amortization Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Amortization Type        Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
2 YR ARM                  3,980     $733,177,684       49.03%      7.497%        616    $184,215      82.21%   52.68%      91.89%
2 YR ARM IO               1,557      385,341,526       25.77       6.927         643     247,490      81.92    61.84       97.83
Fixed                     1,822      199,509,672       13.34       7.908         633     109,500      83.19    66.70       92.58
3 YR ARM                    447       71,283,328        4.77       7.654         604     159,471      83.36    58.28       88.52
3 YR ARM IO                 194       42,043,129        2.81       7.303         637     216,717      84.32    56.00       91.11
Balloon 15/30               634       28,366,161        1.90      10.461         652      44,742      99.71    36.29       97.34
2 YR ARM BALLOON 30/40       51       11,322,232        0.76       7.424         641     222,005      77.21    35.07       97.97
FIXED IO                     51        9,407,721        0.63       6.865         665     184,465      83.95    68.23       94.42
5 YR ARM                     39        9,058,178        0.61       6.662         643     232,261      79.08    65.42       94.84
5 YR ARM IO                  13        2,929,200        0.20       6.264         659     225,323      78.94    58.31       95.51
Other                        22        2,845,185        0.19       8.110         682     129,327      87.41    21.95       96.49
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

 Distribution by Initial Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Initial                    of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Periodic Cap             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%                244      $42,610,690        2.85%      7.265%        620    $174,634      80.29%   37.82%      94.07%
1.01 - 1.50%                123       30,099,140        2.01       6.999         643     244,708      81.35    41.05       98.82
1.51 - 2.00%              1,706      403,614,331       26.99       7.196         626     236,585      81.68    63.27       93.18
2.51 - 3.00%              4,137      762,869,824       51.02       7.393         624     184,402      82.57    53.89       93.68
3.01 - 3.50%                  8          890,718        0.06       6.854         667     111,340      83.68    30.95      100.00
3.51 - 4.00%                  1           89,909        0.01       9.375         556      89,909      90.00    100.00     100.00
4.51 - 5.00%                 10        2,232,808        0.15       6.617         648     223,281      77.30    15.25      100.00
5.51 - 6.00%                 63       13,981,991        0.94       7.515         616     221,936      83.53    41.00       86.46
6.01% & Above                 1          199,689        0.01       7.290         643     199,689      80.00    100.00     100.00
N/A                       2,517      238,694,916       15.96       8.173         637      94,833      85.23    62.85       93.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Periodic Cap             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%              3,190     $575,053,487       38.46%      7.387%        622    $180,268      82.72%   44.58%      94.12%
1.01 - 1.50%              2,981      656,857,049       43.93       7.243         628     220,348      81.74    65.94       93.21
1.51 - 2.00%                 82       17,774,742        1.19       7.237         609     216,765      77.57    47.19       93.76
3.01% & Above                40        6,903,822        0.46       8.466         610     172,596      90.81    53.88       84.90
N/A                       2,517      238,694,916       15.96       8.173         637      94,833      85.23    62.85       93.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


 Distribution by Months to Rate Reset

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate Reset               Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 12                       10       $1,628,998        0.11%      6.710%        618    $162,900      84.65%   20.91%      84.42%
13 - 24                   5,591    1,129,675,439       75.55       7.304         626     202,052      82.06    55.67       94.00
25 - 36                     639      112,982,423        7.56       7.525         617     176,811      83.73    57.25       89.45
49 & Above                   53       12,302,240        0.82       6.563         647     232,118      79.32    62.05       95.13
N/A                       2,517      238,694,916       15.96       8.173         637      94,833      85.23    62.85       93.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Life Maximum Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Life Maximum               of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
11.99% & Below              172      $43,194,056        2.89%      5.781%        650    $251,128      77.96%   54.35%      98.75%
12.00 - 12.49%              264       61,891,518        4.14       6.236         645     234,438      79.16    51.46       98.11
12.50 - 12.99%              948      234,832,721       15.70       6.661         637     247,714      80.23    57.39       93.99
13.00 - 13.49%              980      216,364,240       14.47       6.969         635     220,780      81.70    58.38       93.94
13.50 - 13.99%            1,472      312,347,730       20.89       7.265         626     212,193      82.17    55.64       92.52
14.00 - 14.49%              815      151,928,462       10.16       7.659         615     186,415      83.25    53.17       92.96
14.50 - 14.99%              758      127,557,563        8.53       8.164         605     168,282      85.79    51.68       91.15
15.00 - 15.49%              327       46,976,339        3.14       8.718         608     143,659      87.13    49.33       94.05
15.50 - 15.99%              244       29,447,593        1.97       9.295         587     120,687      85.47    54.27       90.87
16.00% & Above              313       32,048,877        2.14      10.211         576     102,393      81.70    79.67       97.58
N/A                       2,517      238,694,916       15.96       8.173         637      94,833      85.23    62.85       93.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


Distribution by Margin

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Margin                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below               400      $84,770,457        5.67%      6.382%        652    $211,926      80.86%   49.78%      97.37%
5.00 - 5.49%                532      121,754,468        8.14       6.448         649     228,862      79.65    43.96       94.41
5.50 - 5.99%                844      186,094,741       12.45       6.841         638     220,491      81.23    58.44       94.75
6.00 - 6.49%              1,351      301,561,836       20.17       7.026         629     223,214      81.14    56.64       94.76
6.50 - 6.99%              2,118      427,783,270       28.61       7.655         613     201,975      82.71    57.26       92.49
7.00% & Above             1,048      134,624,328        9.00       8.913         597     128,458      87.28    60.44       89.76
N/A                       2,517      238,694,916       15.96       8.173         637      94,833      85.23    62.85       93.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    8,810   $1,495,284,015      100.00%      7.452%        627    $169,726      82.67%   56.95%      93.53%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

               The Adjustable Rate Mortgage Loans - All Collateral

Scheduled Principal Balance:                         $1,256,589,100
Number of Mortgage Loans:                                     6,293
Average Scheduled Principal Balance:                       $199,680
Weighted Average Gross Coupon:                                7.316%
Weighted Average Net Coupon: (2)                              6.806%
Weighted Average Current FICO Score:                            625
Weighted Average Original LTV Ratio:                          82.15%
Weighted Average Combined Original LTV Ratio:                 82.18%
Weighted Average Stated Remaining Term (months):                363
Weighted Average Seasoning(months):                               2
Weighted Average Months to Roll: (3)                             24
Weighted Average Gross Margin: (3)                             6.36%
Weighted Average Initial Rate Cap: (3)                         2.61%
Weighted Average Periodic Rate Cap: (3)                        1.30%
Weighted Average Gross Maximum Lifetime Rate: (3)             13.67%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


Distribution by Current Principal Balance

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Balance                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below             114       $4,930,342        0.39%      9.344%        603     $43,249      83.93%   82.49%      82.78%
$50,001 - $75,000           489       30,953,123        2.46       8.639         606      63,299      83.72    74.86       87.65
$75,001 - $100,000          607       53,546,672        4.26       7.952         617      88,215      83.86    70.12       90.92
$100,001 - $125,000         813       91,374,372        7.27       7.670         616     112,392      83.23    72.28       93.77
$125,001 - $150,000         741      101,796,244        8.10       7.541         621     137,377      82.31    67.44       90.22
$150,001 - $200,000       1,140      198,839,548       15.82       7.414         621     174,421      82.29    62.08       93.34
$200,001 - $250,000         738      165,390,437       13.16       7.262         623     224,106      81.75    57.42       93.46
$250,001 - $300,000         537      146,930,271       11.69       7.115         625     273,613      82.29    55.95       94.67
$300,001 - $350,000         348      112,665,572        8.97       7.058         627     323,752      82.51    45.09       93.59
$350,001 - $400,000         277      103,806,525        8.26       7.045         634     374,753      81.81    46.57       96.36
$400,001 & Above            489      246,355,994       19.61       7.053         634     503,795      81.29    41.54       94.94
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Current Rate             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below                 1         $194,530        0.02%      4.990%        721    $194,530      58.21%   100.00%    100.00%
5.00 - 5.49%                 34        9,479,249        0.75       5.280         669     278,801      76.77    78.68      100.00
5.50 - 5.99%                242       62,239,423        4.95       5.825         654     257,188      78.25    60.31       97.05
6.00 - 6.49%                510      121,506,665        9.67       6.274         654     238,248      80.29    60.74       98.45
6.50 - 6.99%              1,485      355,158,378       28.26       6.764         636     239,164      80.44    60.22       94.50
7.00 - 7.49%              1,161      243,797,606       19.40       7.246         624     209,989      81.89    53.60       92.64
7.50 - 7.99%              1,214      235,383,821       18.73       7.722         615     193,891      83.81    46.37       90.26
8.00 - 8.49%                537       86,895,174        6.92       8.233         606     161,816      85.10    48.55       92.13
8.50 - 8.99%                470       68,678,771        5.47       8.722         590     146,125      87.62    53.82       91.30
9.00% & Above               639       73,255,483        5.83       9.775         581     114,641      85.03    67.93       95.07
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Credit Score

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                 144      $31,076,145        2.47%      6.707%        765    $215,807      82.99%   42.52%      87.64%
720 - 739                   118       25,393,104        2.02       6.714         729     215,196      82.22    46.93       93.73
700 - 719                   180       41,138,131        3.27       6.819         708     228,545      82.08    40.17       90.26
680 - 699                   336       75,016,655        5.97       6.973         688     223,264      82.99    35.33       89.20
660 - 679                   553      121,195,451        9.64       7.050         669     219,160      82.74    41.33       85.64
640 - 659                   774      168,497,153       13.41       7.039         649     217,697      82.15    41.68       92.21
620 - 639                   930      186,155,702       14.81       7.181         629     200,167      82.47    54.19       93.20
600 - 619                 1,023      200,839,310       15.98       7.275         609     196,324      83.36    66.31       96.41
580 - 599                 1,018      193,502,287       15.40       7.418         590     190,081      81.81    74.08       96.80
560 - 579                   560       99,474,330        7.92       7.969         570     177,633      82.37    65.40       97.38
540 - 559                   329       60,445,924        4.81       8.015         550     183,726      80.27    60.77       95.76
520 - 539                   222       36,163,582        2.88       8.504         530     162,899      78.74    60.23       97.92
500 - 519                   103       17,092,691        1.36       8.557         511     165,948      74.42    69.99       97.13
1 - 499                       1          292,336        0.02       8.875         471     292,336      75.00     0.00      100.00
N/A                           2          306,301        0.02       8.841           0     153,150      67.82    54.78      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Lien

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Lien                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
First Lien                6,285   $1,256,012,820       99.95%      7.315%        625    $199,843      82.17%   55.83%      93.59%
Second Lien                   8          576,280        0.05       9.344         673      72,035     100.00    66.01      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Combined                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              159      $30,413,907        2.42%      7.349%        596    $191,282      49.55%   34.25%      92.28%
60.01 - 70.00%              278       60,947,396        4.85       7.455         596     219,235      66.85    40.05       87.96
70.01 - 80.00%            3,385      697,620,779       55.52       7.040         634     206,092      79.33    52.42       95.40
80.01 - 85.00%              525      107,482,294        8.55       7.510         597     204,728      84.49    54.46       94.33
85.01 - 90.00%            1,193      235,981,187       18.78       7.580         618     197,805      89.77    66.49       88.47
90.01 - 95.00%              351       63,553,009        5.06       7.948         625     181,063      94.82    61.37       92.82
95.01 - 100.00%             402       60,590,528        4.82       8.297         639     150,723      99.89    76.95       98.49
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              167      $30,990,187        2.47%      7.386%        598    $185,570      50.49%   34.84%      92.42%
60.01 - 70.00%              278       60,947,396        4.85       7.455         596     219,235      66.85    40.05       87.96
70.01 - 80.00%            3,385      697,620,779       55.52       7.040         634     206,092      79.33    52.42       95.40
80.01 - 85.00%              525      107,482,294        8.55       7.510         597     204,728      84.49    54.46       94.33
85.01 - 90.00%            1,193      235,981,187       18.78       7.580         618     197,805      89.77    66.49       88.47
90.01 - 95.00%              351       63,553,009        5.06       7.948         625     181,063      94.82    61.37       92.82
95.01 - 100.00%             394       60,014,248        4.78       8.287         639     152,320      99.89    77.05       98.48
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Documentation

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Documentation            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Full                      3,905     $701,588,772       55.83%      7.290%        616    $179,664      83.48%   100.00%     93.18%
Stated                    2,229      516,137,773       41.07       7.361         638     231,556      80.46     0.00       94.62
Limited                     136       32,753,818        2.61       7.258         613     240,837      81.54     0.00       85.92
No Doc                       16        4,559,086        0.36       6.390         698     284,943      79.75     0.00       94.29
Alt                           7        1,549,651        0.12       7.480         639     221,379      86.95     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Purpose

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Purpose                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Purchase                  3,603     $670,418,181       53.35%      7.300%        638    $186,072      83.26%   56.29%      93.84%
Cashout Refi              2,467      546,081,444       43.46       7.314         611     221,354      80.74    55.16       93.07
Rate/term Refi              223       40,089,475        3.19       7.599         608     179,773      83.78    57.30       96.40
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy                Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied            5,824   $1,176,052,584       93.59%      7.302%        623    $201,932      82.18%   55.59%     100.00%
Investor                    403       66,789,495        5.32       7.451         649     165,731      82.27    62.95        0.00
Second Home                  66       13,747,021        1.09       7.777         646     208,288      81.84    42.43        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Property Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family             5,076     $991,016,171       78.87%      7.325%        622    $195,236      82.13%   56.99%      95.27%
PUD                         406       82,879,233        6.60       7.378         624     204,136      82.67    50.19       92.82
Condo                       386       70,477,177        5.61       7.308         638     182,583      81.91    56.74       89.77
2 Family                    272       69,782,932        5.55       7.134         647     256,555      82.81    42.24       81.97
3-4 Family                   94       30,637,824        2.44       7.307         631     325,934      81.74    66.65       77.85
PUD Detached                 31        6,338,634        0.50       7.293         622     204,472      81.86    44.35       98.49
Manu/mobile Home             14        2,922,432        0.23       6.840         647     208,745      80.76    64.04       71.92
PUD Attached                  6        1,449,140        0.12       7.624         630     241,523      83.12    14.19      100.00
Townhouse                     6          763,014        0.06       7.501         645     127,169      88.15    36.85       76.14
Condo Hi-rise                 1          171,663        0.01       7.475         714     171,663      80.00     0.00      100.00
Other                         1          150,881        0.01       7.200         616     150,881      88.82    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
CA                        1,083     $343,869,962       27.37%      6.856%        632    $317,516      79.56%   43.92%      94.64%
FL                          689      126,089,986       10.03       7.458         624     183,004      82.61    61.13       90.00
IL                          455       85,866,674        6.83       7.285         631     188,718      84.39    53.09       94.45
NJ                          282       72,114,881        5.74       7.369         621     255,727      83.47    49.05       95.53
GA                          402       60,138,537        4.79       7.839         613     149,598      86.37    65.56       86.65
NY                          145       47,712,459        3.80       7.114         628     329,051      80.97    42.35       90.43
MD                          195       45,423,940        3.61       7.447         613     232,943      81.57    71.52       96.02
MN                          236       43,955,668        3.50       7.480         614     186,253      83.94    62.82       89.99
VA                          171       40,432,482        3.22       7.390         622     236,447      80.71    59.44       95.17
MA                          113       31,846,423        2.53       7.280         631     281,827      81.35    50.76       98.92
Other                     2,522      359,138,089       28.58       7.599         622     142,402      83.31    64.76       94.32
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Zip                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60618                        10       $3,383,386        0.27%      6.711%        689    $338,339      82.78%   20.58%     100.00%
20721                         7        3,059,216        0.24       7.359         643     437,031      84.33    42.77      100.00
92508                         7        2,752,733        0.22       6.509         629     393,248      83.99    56.87      100.00
11221                         6        2,523,285        0.20       7.227         633     420,548      80.70    53.42       83.21
90805                         8        2,395,927        0.19       7.186         616     299,491      73.52    31.21       76.00
95206                         8        2,339,603        0.19       6.753         667     292,450      79.60    38.73       92.52
92503                         7        2,326,773        0.19       7.183         638     332,396      82.11     0.00      100.00
94531                         5        2,237,693        0.18       7.142         649     447,539      80.33    16.89      100.00
92530                         8        2,225,349        0.18       7.377         619     278,169      84.37    51.74       88.65
92345                        10        2,212,589        0.18       6.948         615     221,259      77.61    49.75      100.00
Other                     6,217    1,231,132,545       97.97       7.322         625     198,027      82.20    56.24       93.57
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Remaining                Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Maturity                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                       9         $714,280        0.06%      9.302%        684     $79,364      84.54%   53.25%     100.00%
241 - 360                 6,105    1,211,507,071       96.41       7.320         625     198,445      82.22    56.42       93.47
421 - 480                   179       44,367,749        3.53       7.160         611     247,865      81.22    39.71       96.73
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Amortization Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Amortization Type        Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
2 YR ARM                  3,980     $733,177,684       58.35%      7.497%        616    $184,215      82.21%   52.68%      91.89%
2 YR ARM IO               1,557      385,341,526       30.67       6.927         643     247,490      81.92    61.84       97.83
3 YR ARM                    447       71,283,328        5.67       7.654         604     159,471      83.36    58.28       88.52
3 YR ARM IO                 194       42,043,129        3.35       7.303         637     216,717      84.32    56.00       91.11
2 YR ARM BALLOON 30/40       51       11,322,232        0.90       7.424         641     222,005      77.21    35.07       97.97
5 YR ARM                     39        9,058,178        0.72       6.662         643     232,261      79.08    65.42       94.84
5 YR ARM IO                  13        2,929,200        0.23       6.264         659     225,323      78.94    58.31       95.51
2 YR ARM BALLOON 15/30        9          714,280        0.06       9.302         684      79,364      84.54    53.25      100.00
3 YR ARM BALLOON 30/40        2          404,682        0.03       6.143         697     202,341      76.24     0.00      100.00
5 YR ARM BALLOON 30/40        1          314,862        0.03       6.490         658     314,862      90.00     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Initial Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Initial                  Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Periodic                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Cap                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%                244      $42,610,690        3.39%      7.265%        620    $174,634      80.29%   37.82%      94.07%
1.01 - 1.50%                123       30,099,140        2.40       6.999         643     244,708      81.35    41.05       98.82
1.51 - 2.00%              1,706      403,614,331       32.12       7.196         626     236,585      81.68    63.27       93.18
2.51 - 3.00%              4,137      762,869,824       60.71       7.393         624     184,402      82.57    53.89       93.68
3.01 - 3.50%                  8          890,718        0.07       6.854         667     111,340      83.68    30.95      100.00
3.51 - 4.00%                  1           89,909        0.01       9.375         556      89,909      90.00    100.00     100.00
4.51 - 5.00%                 10        2,232,808        0.18       6.617         648     223,281      77.30    15.25      100.00
5.51 - 6.00%                 63       13,981,991        1.11       7.515         616     221,936      83.53    41.00       86.46
6.01% & Above                 1          199,689        0.02       7.290         643     199,689      80.00    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Periodic Cap             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%              3,190     $575,053,487       45.76%      7.387%        622    $180,268      82.72%   44.58%      94.12%
1.01 - 1.50%              2,981      656,857,049       52.27       7.243         628     220,348      81.74    65.94       93.21
1.51 - 2.00%                 82       17,774,742        1.41       7.237         609     216,765      77.57    47.19       93.76
3.01% & Above                40        6,903,822        0.55       8.466         610     172,596      90.81    53.88       84.90
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Months to Rate Reset

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate Reset               Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1-12                         10       $1,628,998        0.13%      6.710%        618    $162,900      84.65%   20.91%      84.42%
13 - 24                   5,591    1,129,675,439       89.90       7.304         626     202,052      82.06    55.67       94.00
25 - 36                     639      112,982,423        8.99       7.525         617     176,811      83.73    57.25       89.45
49 & Above                   53       12,302,240        0.98       6.563         647     232,118      79.32    62.05       95.13
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Life Maximum Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Life Maximum               of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
11.99% & Below              172      $43,194,056        3.44%      5.781%        650    $251,128      77.96%   54.35%      98.75%
12.00 - 12.49%              264       61,891,518        4.93       6.236         645     234,438      79.16    51.46       98.11
12.50 - 12.99%              948      234,832,721       18.69       6.661         637     247,714      80.23    57.39       93.99
13.00 - 13.49%              980      216,364,240       17.22       6.969         635     220,780      81.70    58.38       93.94
13.50 - 13.99%            1,472      312,347,730       24.86       7.265         626     212,193      82.17    55.64       92.52
14.00 - 14.49%              815      151,928,462       12.09       7.659         615     186,415      83.25    53.17       92.96
14.50 - 14.99%              758      127,557,563       10.15       8.164         605     168,282      85.79    51.68       91.15
15.00 - 15.49%              327       46,976,339        3.74       8.718         608     143,659      87.13    49.33       94.05
15.50 - 15.99%              244       29,447,593        2.34       9.295         587     120,687      85.47    54.27       90.87
16.00% & Above              313       32,048,877        2.55      10.211         576     102,393      81.70    79.67       97.58
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


Distribution by Margin

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Margin                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below               400      $84,770,457        6.75%      6.382%        652    $211,926      80.86%   49.78%      97.37%
5.00 - 5.49%                532      121,754,468        9.69       6.448         649     228,862      79.65    43.96       94.41
5.50 - 5.99%                844      186,094,741       14.81       6.841         638     220,491      81.23    58.44       94.75
6.00 - 6.49%              1,351      301,561,836       24.00       7.026         629     223,214      81.14    56.64       94.76
6.50 - 6.99%              2,118      427,783,270       34.04       7.655         613     201,975      82.71    57.26       92.49
7.00% & Above             1,048      134,624,328       10.71       8.913         597     128,458      87.28    60.44       89.76
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    6,293   $1,256,589,100      100.00%      7.316%        625    $199,680      82.18%   55.83%      93.59%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                 The Fixed Rate Mortgage Loans - All Collateral

Scheduled Principal Balance:                       $238,694,916
Number of Mortgage Loans:                                 2,517
Average Scheduled Principal Balance:                    $94,833
Weighted Average Gross Coupon:                            8.173%
Weighted Average Net Coupon: (2)                          7.663%
Weighted Average Current FICO Score:                        637
Weighted Average Original LTV Ratio:                      62.24%
Weighted Average Combined Original LTV Ratio:             85.23%
Weighted Average Stated Remaining Term (months):            333
Weighted Average Seasoning(months):                           2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


Distribution by Current Principal Balance

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Balance                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below           1,035      $30,711,572       12.87%     10.426%        642     $29,673      98.61%   62.87%      96.93%
$50,001 - $75,000           377       23,149,712        9.70       9.619         642      61,405      92.87    56.64       94.27
$75,001 - $100,000          281       24,627,725       10.32       8.929         633      87,643      87.16    58.46       91.28
$100,001 - $125,000         202       22,589,085        9.46       8.378         637     111,827      84.52    59.76       93.58
$125,001 - $150,000         144       19,721,227        8.26       7.893         633     136,953      81.99    64.52       92.95
$150,001 - $200,000         222       38,554,918       16.15       7.511         627     173,671      81.68    69.98       94.75
$200,001 - $250,000          94       20,962,241        8.78       7.082         633     223,003      78.33    65.81       90.31
$250,001 - $300,000          51       14,182,766        5.94       6.791         639     278,093      79.34    60.02       96.26
$300,001 - $350,000          43       14,058,460        5.89       6.985         645     326,941      80.85    65.53       83.18
$350,001 - $400,000          30       11,042,183        4.63       7.141         650     368,073      80.16    56.29       86.58
$400,001 & Above             38       19,095,027        8.00       6.902         636     502,501      81.43    64.28       97.38
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Current Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Current Rate             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
5.50 - 5.99%                 13       $3,370,076        1.41%      5.897%        675    $259,237      80.59%   96.95%      90.29%
6.00 - 6.49%                136       32,276,808       13.52       6.257         657     237,329      75.53    80.71       95.26
6.50 - 6.99%                231       43,730,396       18.32       6.769         646     189,309      80.00    68.40       92.20
7.00 - 7.49%                145       25,130,433       10.53       7.239         622     173,313      79.81    60.60       93.09
7.50 - 7.99%                206       31,632,821       13.25       7.734         621     153,557      80.83    64.72       91.11
8.00 - 8.49%                100       12,383,593        5.19       8.228         604     123,836      79.39    68.19       88.51
8.50 - 8.99%                223       18,677,293        7.82       8.795         632      83,755      87.75    63.30       88.91
9.00% & Above             1,463       71,493,496       29.95      10.355         638      48,868      97.23    48.72       95.97
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                  66       $9,205,880        3.86%      7.372%        761    $139,483      86.35%   72.62%      82.23%
720 - 739                    75        6,505,113        2.73       7.960         729      86,735      88.36    54.22       93.14
700 - 719                   103        9,598,822        4.02       8.021         710      93,192      89.84    38.88       92.62
680 - 699                   204       19,424,880        8.14       8.131         689      95,220      88.79    48.44       89.04
660 - 679                   317       30,247,625       12.67       7.962         670      95,418      86.48    48.49       88.76
640 - 659                   387       33,812,345       14.17       8.310         649      87,370      88.65    49.64       92.20
620 - 639                   444       39,741,313       16.65       8.179         630      89,507      86.62    68.70       94.30
600 - 619                   410       36,808,283       15.42       8.275         610      89,776      84.61    79.50       95.43
580 - 599                   285       25,306,230       10.60       8.404         590      88,794      83.34    75.23       98.03
560 - 579                   109       10,854,152        4.55       8.288         569      99,579      79.07    76.10       98.27
540 - 559                    64        9,895,430        4.15       8.046         550     154,616      74.03    60.89       94.47
520 - 539                    32        4,210,077        1.76       8.266         528     131,565      73.74    77.05       98.81
500 - 519                    21        3,084,767        1.29       9.011         507     146,894      67.08    67.85      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Lien

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Lien                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
First Lien                1,030     $170,276,802       71.34%      7.327%        631    $165,317      79.47%   67.88%      91.16%
Second Lien               1,487       68,418,113       28.66      10.280         650      46,011      99.57    50.36       98.35
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Combined Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Combined                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below               81      $10,286,306        4.31%      7.359%        611    $126,991      47.22%   56.32%      90.56%
60.01 - 70.00%              107       17,978,624        7.53       7.197         608     168,025      66.21    59.78       90.86
70.01 - 80.00%              473       79,677,081       33.38       7.131         632     168,450      78.84    65.11       93.61
80.01 - 85.00%              124       18,994,242        7.96       7.506         629     153,179      84.36    74.25       86.94
85.01 - 90.00%              180       33,332,320       13.96       7.561         638     185,180      89.72    71.84       88.72
90.01 - 95.00%              118        8,169,332        3.42       8.894         645      69,232      94.58    72.03       89.01
95.01 - 100.00%           1,434       70,257,012       29.43      10.110         652      48,994      99.93    53.62       98.09
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below            1,568      $78,704,419       32.97%      9.898%        645     $50,194      92.73%   51.14%      97.33%
60.01 - 70.00%              107       17,978,624        7.53       7.197         608     168,025      66.21    59.78       90.86
70.01 - 80.00%              473       79,677,081       33.38       7.131         632     168,450      78.84    65.11       93.61
80.01 - 85.00%              121       18,935,424        7.93       7.494         629     156,491      84.36    74.30       87.21
85.01 - 90.00%              163       32,269,317       13.52       7.486         638     197,971      89.74    72.49       88.38
90.01 - 95.00%               44        5,533,989        2.32       8.235         643     125,772      94.69    75.33       88.81
95.01 - 100.00%              41        5,596,063        2.34       8.078         678     136,489      99.46    98.73       90.04
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Documentation

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Documentation            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Full                      1,598     $150,030,379       62.85%      7.925%        630     $93,886      84.88%   100.00%     92.76%
Stated                      861       81,430,724       34.11       8.670         651      94,577      86.17     0.00       93.73
Limited                      37        6,589,826        2.76       7.441         600     178,103      80.42     0.00       97.10
Alt                          20          581,996        0.24      10.759         645      29,100      99.69     0.00       95.30
No Doc                        1           61,991        0.03       8.700         641      61,991      73.06     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Purpose

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Purpose                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Cashout Refi                861     $122,041,985       51.13%      7.568%        624    $141,744      80.00%   67.58%      92.18%
Purchase                  1,560      107,771,500       45.15       8.880         651      69,084      91.38    57.38       94.72
Rate/term Refi               96        8,881,430        3.72       7.914         632      92,515      82.48    64.38       89.23
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Occupancy

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy                Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied            2,375     $222,505,483       93.22%      8.196%        635     $93,687      85.48%   62.55%     100.00%
Investor                    115       12,858,847        5.39       7.716         660     111,816      79.59    66.45        0.00
Second Home                  27        3,330,585        1.40       8.421         672     123,355      90.23    69.56        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Property Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family             2,031     $188,865,521       79.12%      8.168%        633     $92,991      85.28%   65.62%      95.67%
2 Family                    114       16,184,580        6.78       8.004         658     141,970      85.12    46.18       80.35
Condo                       159       13,929,172        5.84       8.217         651      87,605      87.11    59.21       80.24
PUD                         140       11,299,051        4.73       8.553         637      80,708      84.77    42.31       93.97
3-4 Family                   29        5,115,090        2.14       7.850         676     176,382      79.67    68.92       79.08
PUD Detached                 32        2,171,724        0.91       8.363         623      67,866      88.65    62.09      100.00
Townhouse                     3          476,630        0.20       6.628         646     158,877      81.93    100.00     100.00
PUD Attached                  5          363,684        0.15       8.988         687      72,737      90.92    40.66       59.34
Manu/mobile Home              3          267,996        0.11       9.606         575      89,332      54.71    32.91       32.91
Condo Hi-rise                 1           21,469        0.01       9.490         714      21,469      90.00     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
CA                          354      $43,413,813       18.19%      8.383%        644    $122,638      86.17%   43.78%      95.65%
FL                          281       29,661,309       12.43       8.036         625     105,556      82.92    69.09       92.45
NY                           91       20,737,253        8.69       7.164         649     227,882      79.88    56.29       93.76
GA                          150       11,827,351        4.96       8.530         614      78,849      85.51    69.05       91.26
IL                          165       11,658,579        4.88       8.702         648      70,658      89.95    55.73       87.21
TX                          193       11,212,300        4.70       8.712         628      58,095      87.88    54.13       96.21
MD                           73       10,306,252        4.32       7.672         629     141,182      81.51    81.77       97.81
NJ                           55        9,834,865        4.12       7.253         632     178,816      79.44    75.75       98.48
VA                           71        7,351,293        3.08       8.116         639     103,539      86.22    75.87       88.95
MA                           52        7,172,595        3.00       8.078         643     137,935      86.80    64.53      100.00
Other                     1,032       75,519,306       31.64       8.368         637      73,178      86.92    68.92       91.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Zip

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Zip                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
33325                         3       $1,350,305        0.57%      8.282%        610    $450,102      89.71%   100.00%    100.00%
60402                         6        1,153,737        0.48       9.016         696     192,290      85.14     0.00       10.49
55128                         7        1,050,869        0.44       6.900         674     150,124      85.73    100.00     100.00
20603                         3          939,892        0.39       6.546         664     313,297      76.62    100.00     100.00
11747                         2          909,194        0.38       6.691         643     454,597      77.81    100.00     100.00
96740                         3          835,624        0.35       7.942         662     278,541      85.19    62.02      100.00
33157                         2          831,500        0.35       7.221         611     415,750      81.16    94.21      100.00
92805                         2          781,807        0.33       7.385         636     390,903      85.40    54.02      100.00
93550                         5          770,480        0.32       7.986         660     154,096      87.29    49.25       50.75
20841                         1          744,760        0.31       6.550         629     744,760      90.00    100.00     100.00
Other                     2,483      229,326,748       96.08       8.199         636      92,359      85.26    62.33       93.56
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Remaining                Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Maturity                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                     741      $32,938,033       13.80%     10.208%        649     $44,451      97.29%   43.77%      96.07%
181 - 240                   257        9,340,708        3.91       9.968         640      36,345      94.24    53.39       98.49
241 - 360                 1,484      189,012,969       79.19       7.778         635     127,367      83.17    67.15       92.25
421 - 480                    35        7,403,205        3.10       6.954         628     211,520      72.82    50.06       98.58
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


Distribution by Amortization Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Amortization               of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Type                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Fixed                     1,822     $199,509,672       83.58%      7.908%        633    $109,500      83.19%   66.70%      92.58%
Balloon 15/30               634       28,366,161       11.88      10.461         652      44,742      99.71    36.29       97.34
Fixed IO                     51        9,407,721        3.94       6.865         665     184,465      83.95    68.23       94.42
Balloon 30/40                 2          719,793        0.30       6.857         698     359,896      83.31    33.90      100.00
Balloon 20/30                 8          691,569        0.29      10.071         665      86,446     100.00     0.00       85.55
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,517     $238,694,916      100.00%      8.173%        637     $94,833      85.23%   62.85%      93.22%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                           The Group I Mortgage Loans

Scheduled Principal Balance:                         $500,529,896
Number of Mortgage Loans:                                   3,619
Average Scheduled Principal Balance:                     $138,306
Weighted Average Gross Coupon:                              7.402%
Weighted Average Net Coupon: (2)                            6.892%
Weighted Average Current FICO Score:                          622
Weighted Average Original LTV Ratio:                        78.32%
Weighted Average Combined Original LTV Ratio:               81.97%
Weighted Average Stated Remaining Term (months):              356
Weighted Average Seasoning(months):                             2
Weighted Average Months to Roll: (3)                           25
Weighted Average Gross Margin: (3)                           6.35%
Weighted Average Initial Rate Cap: (3)                       2.70%
Weighted Average Periodic Rate Cap: (3)                      1.31%
Weighted Average Gross Maximum Lifetime Rate: (3)           13.61%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


Distribution by Current Principal Balance

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Balance                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below             466      $14,125,138        2.82%     10.602%        628     $30,311      95.68%   62.31%      92.60%
$50,001 - $75,000           396       24,883,208        4.97       9.090         617      62,836      87.10    67.17       88.73
$75,001 - $100,000          466       41,353,307        8.26       8.049         622      88,741      84.32    69.38       89.04
$100,001 - $125,000         563       63,323,697       12.65       7.475         623     112,475      82.94    76.19       94.03
$125,001 - $150,000         516       70,926,621       14.17       7.312         626     137,455      81.24    69.79       91.99
$150,001 - $200,000         484       83,864,264       16.76       7.211         617     173,273      80.70    67.36       91.13
$200,001 - $250,000         287       64,655,053       12.92       6.994         622     225,279      79.81    61.52       87.67
$250,001 - $300,000         214       58,750,184       11.74       6.973         616     274,534      80.38    57.28       88.55
$300,001 - $350,000         157       50,829,152       10.16       6.796         627     323,753      80.85    51.09       88.40
$350,001 - $400,000          48       17,483,044        3.49       6.970         629     364,230      81.72    54.13       89.18
$400,001 & Above             22       10,336,229        2.07       6.808         645     469,829      79.30    42.75       80.37
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Current Rate             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below                 1         $194,530        0.04%      4.990%        721    $194,530      58.21%   100.00%    100.00%
5.00 - 5.49%                 20        4,518,172        0.90       5.279         653     225,909      77.30    76.74      100.00
5.50 - 5.99%                138       27,630,490        5.52       5.830         643     200,221      76.29    68.19       93.50
6.00 - 6.49%                313       55,818,653       11.15       6.255         640     178,334      77.96    69.79       96.52
6.50 - 6.99%                900      159,116,151       31.79       6.780         632     176,796      79.96    65.30       89.19
7.00 - 7.49%                779      125,489,112       25.07       7.241         621     161,090      81.45    62.09       88.21
7.50 - 7.99%                 78       10,751,056        2.15       7.735         619     137,834      87.53    59.15       73.70
8.00 - 8.49%                221       28,744,752        5.74       8.236         596     130,067      84.67    56.02       88.00
8.50 - 8.99%                217       23,948,137        4.78       8.735         595     110,360      89.40    58.22       83.40
9.00% & Above               952       64,318,843       12.85      10.158         597      67,562      89.37    65.36       94.10
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Credit Score

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                  74      $10,780,968        2.15%      6.894%        764    $145,689      82.50%   61.38%      73.21%
720 - 739                    77        8,618,786        1.72       7.037         728     111,932      83.51    59.55       86.53
700 - 719                    99       14,236,272        2.84       6.950         708     143,801      84.20    59.67       76.13
680 - 699                   205       27,170,473        5.43       7.077         688     132,539      82.62    50.34       86.29
660 - 679                   357       47,974,833        9.58       7.238         669     134,383      83.67    49.59       79.44
640 - 659                   449       66,375,903       13.26       7.064         649     147,831      82.39    50.07       85.25
620 - 639                   558       76,394,619       15.26       7.223         629     136,908      82.67    64.71       89.58
600 - 619                   603       83,979,985       16.78       7.289         609     139,270      82.31    69.77       95.62
580 - 599                   522       75,148,522       15.01       7.391         590     143,963      81.14    76.07       95.66
560 - 579                   327       41,641,040        8.32       8.067         569     127,343      80.88    73.30       94.97
540 - 559                   165       22,932,992        4.58       8.169         550     138,988      80.63    69.09       94.01
520 - 539                   122       16,700,484        3.34       8.662         529     136,889      78.55    76.91       97.28
500 - 519                    58        7,976,382        1.59       8.788         511     137,524      74.68    77.75       98.18
1 - 499                       1          292,336        0.06       8.875         471     292,336      75.00     0.00      100.00
N/A                           2          306,301        0.06       8.841           0     153,150      67.82    54.78      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Lien

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Lien                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
First Lien                3,074     $477,780,574       95.45%      7.248%        621    $155,426      81.13%   64.96%      89.77%
Second Lien                 545       22,749,323        4.55      10.646         649      41,742      99.69    49.86       96.07
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Combined                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              115      $18,998,887        3.80%      6.996%        610    $165,208      48.06%   38.66%      93.84%
60.01 - 70.00%              193       35,420,525        7.08       7.189         608     183,526      66.84    48.29       85.32
70.01 - 80.00%            1,590      242,385,338       48.43       7.003         626     152,444      79.03    64.42       92.37
80.01 - 85.00%              321       51,243,098       10.24       7.409         602     159,636      84.47    64.06       91.37
85.01 - 90.00%              485       79,766,809       15.94       7.439         621     164,468      89.64    70.75       80.96
90.01 - 95.00%              227       29,731,176        5.94       7.981         627     130,974      94.76    73.19       84.56
95.01 - 100.00%             688       42,984,064        8.59       9.532         643      62,477      99.96    70.02       98.28
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              660      $41,748,210        8.34%      8.985%        631     $63,255      76.20%   44.76%      95.06%
60.01 - 70.00%              193       35,420,525        7.08       7.189         608     183,526      66.84    48.29       85.32
70.01 - 80.00%            1,590      242,385,338       48.43       7.003         626     152,444      79.03    64.42       92.37
80.01 - 85.00%              319       51,208,432       10.23       7.407         602     160,528      84.47    64.09       91.43
85.01 - 90.00%              480       79,585,039       15.90       7.434         621     165,802      89.64    70.91       80.93
90.01 - 95.00%              190       28,907,357        5.78       7.901         626     152,144      94.76    73.64       85.09
95.01 - 100.00%             187       21,274,995        4.25       8.394         637     113,770      99.94    90.46       99.21
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Documentation

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Documentation            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Full                      2,422     $321,718,395       64.28%      7.371%        616    $132,832      83.20%   100.00%     90.22%
Stated                    1,096      162,481,907       32.46       7.484         635     148,250      79.59     0.00       90.32
Limited                      81       14,155,807        2.83       7.241         614     174,763      82.10     0.00       83.72
No Doc                        9        1,653,584        0.33       6.538         662     183,732      72.65     0.00       84.27
Alt                          11          520,203        0.10       8.672         636      47,291      90.51     0.00       94.74
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Purpose

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Purpose                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Cashout Refi              1,736     $316,249,330       63.18%      7.167%        617    $182,171      80.08%   60.32%      91.92%
Purchase                  1,714      159,084,952       31.78       7.856         634      92,815      85.51    71.80       85.77
Rate/term Refi              169       25,195,614        5.03       7.499         614     149,086      83.28    66.47       93.72
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy                Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied            3,278     $450,740,041       90.05%      7.401%        619    $137,505      81.90%   64.39%     100.00%
Investor                    291       42,144,671        8.42       7.341         649     144,827      82.16    65.97        0.00
Second Home                  50        7,645,185        1.53       7.835         660     152,904      85.11    47.91        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Property Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family             2,907     $390,437,665       78.00%      7.407%        620    $134,309      81.95%   66.20%      92.58%
PUD                         280       36,111,891        7.21       7.762         621     128,971      83.07    59.54       87.51
Condo                       219       29,252,731        5.84       7.356         631     133,574      82.25    60.80       88.25
2 Family                    135       26,535,106        5.30       7.105         645     196,556      81.95    49.22       71.54
3-4 Family                   48       12,600,823        2.52       7.197         621     262,517      78.55    59.68       64.00
PUD DETACHED                 14        2,366,012        0.47       6.899         632     169,001      83.86    65.19       95.95
Manu/mobile Home              7        1,967,145        0.39       6.762         635     281,021      79.41    54.58       73.91
Townhouse                     8        1,107,643        0.22       7.067         648     138,455      84.06    56.50       83.56
Manufactured Housing          1          150,881        0.03       7.200         616     150,881      88.82    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
CA                          479      $97,864,808       19.55%      6.996%        621    $204,311      77.67%   52.48%      88.42%
FL                          361       49,552,442        9.90       7.412         624     137,264      82.46    64.55       88.05
GA                          264       32,288,284        6.45       7.951         618     122,304      87.27    65.50       79.31
IL                          228       31,631,991        6.32       7.076         632     138,737      83.28    60.31       93.20
NJ                          134       28,113,330        5.62       7.086         626     209,801      81.68    52.87       94.44
MD                          104       18,356,973        3.67       7.451         604     176,509      79.07    74.62       94.40
TX                          211       16,947,226        3.39       8.316         618      80,319      84.48    62.27       91.03
AZ                          125       16,441,910        3.28       7.292         632     131,535      82.89    81.04       96.99
NY                           61       16,206,531        3.24       6.987         623     265,681      78.07    53.70       81.60
VA                           86       14,285,040        2.85       7.258         630     166,105      81.23    68.50       92.83
Other                     1,566      178,841,361       35.73       7.598         622     114,203      83.43    71.14       91.56
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Zip                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
11434                         5       $1,452,808        0.29%      7.001%        623    $290,562      76.55%   24.90%      74.69%
11717                         5        1,415,806        0.28       6.885         621     283,161      83.31    40.01       80.31
60618                         5        1,402,085        0.28       7.183         694     280,417      86.55    31.38      100.00
90744                         4        1,288,473        0.26       6.883         619     322,118      80.03    69.23       69.23
92335                         6        1,221,966        0.24       7.432         625     203,661      76.64    60.01       89.69
93552                         5        1,206,488        0.24       6.896         635     241,298      81.73    81.68       53.77
92404                         6        1,177,185        0.24       7.070         606     196,197      81.25    63.68      100.00
95823                         5        1,149,015        0.23       6.612         605     229,803      73.99    45.40      100.00
90805                         4        1,123,385        0.22       7.127         592     280,846      77.88    66.55       48.81
92316                         6        1,073,435        0.21       6.732         643     178,906      77.54    57.65      100.00
Other                     3,568      488,019,251       97.50       7.413         622     136,777      82.03    64.57       90.27
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Remaining                Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Maturity                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                     322      $14,384,667        2.87%     10.493%        649     $44,673      96.86%   51.00%      92.89%
181 - 240                   171        5,494,562        1.10      10.894         634      32,132      98.06    38.02       97.43
241 - 360                 3,042      464,593,443       92.82       7.268         622     152,726      81.42    65.44       89.66
421 - 480                    84       16,057,225        3.21       7.313         605     191,157      78.98    51.60       96.35
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Amortization Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Amortization Type        Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
2 YR ARM                  1,719     $266,398,640       53.22%      7.285%        617    $154,973      80.63%   61.58%      88.61%
2 YR ARM IO                 576       99,673,125       19.91       6.845         637     173,044      81.31    75.13       96.39
3 YR ARM                    326       43,274,634        8.65       7.734         601     132,744      83.98    64.72       85.70
Fixed                       514       41,756,358        8.34       8.363         623      81,238      83.86    62.10       88.88
3 YR ARM IO                 121       20,940,114        4.18       7.462         629     173,059      85.74    59.38       85.16
Balloon 15/30               270       12,318,460        2.46      10.645         652      45,624      99.45    47.70       95.37
5 YR ARM                     23        5,270,158        1.05       6.675         628     229,137      77.36    79.27       91.13
FIXED IO                     28        4,402,124        0.88       6.897         674     157,219      85.46    75.89       90.58
2 YR ARM BALLOON 30/40       22        3,110,937        0.62       7.036         623     141,406      74.95    56.66       92.62
5 YR ARM IO                  11        2,334,000        0.47       6.290         662     212,182      78.67    47.68       94.37
Other                         9        1,051,347        0.21       8.322         660     116,816      81.34    15.00       90.49
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

 Distribution by Initial Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Initial                  Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Periodic                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Cap                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%                101      $15,996,331        3.20%      6.900%        615    $158,380      80.04%   53.61%      90.65%
1.01 - 1.50%                 45        8,363,171        1.67       6.785         639     185,848      78.16    67.27       98.13
1.51 - 2.00%                621      117,288,657       23.43       6.964         623     188,871      80.08    70.79       87.62
2.51 - 3.00%              1,976      288,916,187       57.72       7.352         620     146,213      81.85    64.21       90.78
3.01 - 3.50%                  6          592,851        0.12       6.670         650      98,809      81.74    27.54      100.00
3.51 - 4.00%                  1           89,909        0.02       9.375         556      89,909      90.00    100.00     100.00
4.51 - 5.00%                  8        1,892,367        0.38       6.270         663     236,546      76.20     0.00      100.00
5.51 - 6.00%                 47        8,613,834        1.72       7.792         611     183,273      84.28    39.22       85.46
6.01 & Above                  1          199,689        0.04       7.290         643     199,689      80.00    100.00     100.00
N/A                         813       58,576,900       11.70       8.736         633      72,050      87.29    60.00       90.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Periodic Cap             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%              1,549     $224,792,636       44.91%      7.330%        618    $145,121      82.07%   57.25%      91.42%
1.01 - 1.50%              1,170      201,596,085       40.28       7.068         626     172,304      80.39    74.42       88.38
1.51 - 2.00%                 53        9,901,863        1.98       7.343         604     186,828      75.93    51.95       97.03
3.01% & Above                34        5,662,412        1.13       8.458         607     166,542      89.77    47.71       81.59
N/A                         813       58,576,900       11.70       8.736         633      72,050      87.29    60.00       90.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Months to Rate Reset

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate Reset               Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 12                        9       $1,422,815        0.28%      6.725%        618    $158,091      84.60%   23.93%      82.17%
13 - 24                   2,318      369,000,203       73.72       7.168         623     159,189      80.74    65.29       90.81
25 - 36                     444       63,610,959       12.71       7.654         610     143,268      84.59    62.93       85.38
49 & Above                   35        7,919,020        1.58       6.554         639     226,258      78.25    66.81       92.44
N/A                         813       58,576,900       11.70       8.736         633      72,050      87.29    60.00       90.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Life Maximum Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Life Maximum               of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
11.99% & Below               95      $18,812,890        3.76%      5.720%        649    $198,030      75.62%   58.65%      97.13%
12.00 - 12.49%              151       27,674,917        5.53       6.216         631     183,278      77.09    64.22       97.45
12.50 - 12.99%              554      100,932,772       20.17       6.668         629     182,189      79.56    62.74       88.18
13.00 - 13.49%              577       93,971,232       18.77       7.032         626     162,862      81.64    64.47       90.26
13.50 - 13.99%              425       72,166,196       14.42       6.895         634     169,803      80.98    72.41       88.57
14.00 - 14.49%              395       60,981,075       12.18       7.479         613     154,382      82.63    61.42       87.58
14.50 - 14.99%              128       17,291,521        3.45       8.631         590     135,090      89.66    56.16       78.73
15.00 - 15.49%              154       19,589,924        3.91       8.812         593     127,207      86.10    54.15       95.45
15.50 - 15.99%               85        9,053,468        1.81       9.253         574     106,511      83.57    57.64       90.64
16.00% & Above              242       21,479,000        4.29      10.266         568      88,756      82.90    86.63       97.68
N/A                         813       58,576,900       11.70       8.736         633      72,050      87.29    60.00       90.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


Distribution by Margin

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Margin                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below               216      $36,016,292        7.20%      6.338%        638    $166,742      79.44%   61.10%      95.86%
5.00 - 5.49%                280       48,835,862        9.76       6.389         640     174,414      78.44    55.42       91.81
5.50 - 5.99%                397       63,695,490       12.73       6.700         639     160,442      80.37    67.66       91.93
6.00 - 6.49%                690      121,898,379       24.35       6.975         623     176,664      80.25    64.67       90.00
6.50 - 6.99%                612      103,498,114       20.68       7.425         614     169,115      80.77    65.20       88.52
7.00% & Above               611       68,008,859       13.59       8.934         589     111,307      87.68    70.71       86.25
N/A                         813       58,576,900       11.70       8.736         633      72,050      87.29    60.00       90.22
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,619     $500,529,896      100.00%      7.402%        622    $138,306      81.97%   64.28%      90.05%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                   The Group I Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                        $441,952,996
Number of Mortgage Loans:                                  2,806
Average Scheduled Principal Balance:                    $157,503
Weighted Average Gross Coupon:                             7.225%
Weighted Average Net Coupon: (2)                           6.715%
Weighted Average Current FICO Score:                         621
Weighted Average Original LTV Ratio:                       81.20%
Weighted Average Combined Original LTV Ratio:              81.27%
Weighted Average Stated Remaining Term (months):             361
Weighted Average Seasoning(months):                            2
Weighted Average Months to Roll: (3)                          25
Weighted Average Gross Margin: (3)                          6.35%
Weighted Average Initial Rate Cap: (3)                      2.70%
Weighted Average Periodic Rate Cap: (3)                     1.31%
Weighted Average Gross Maximum Lifetime Rate: (3)          13.61%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


Distribution by Current Principal Balance

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Balance                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below              68       $2,903,767        0.66%      9.526%        584     $42,702      83.64%   84.23%      85.00%
$50,001 - $75,000           261       16,670,205        3.77       8.653         604      63,871      83.96    75.58       89.15
$75,001 - $100,000          367       32,586,285        7.37       7.759         619      88,791      83.19    71.96       90.40
$100,001 - $125,000         507       57,047,559       12.91       7.363         622     112,520      82.50    77.11       94.14
$125,001 - $150,000         477       65,661,463       14.86       7.236         627     137,655      81.05    71.27       91.57
$150,001 - $200,000         435       75,282,266       17.03       7.225         616     173,063      80.99    66.87       90.75
$200,001 - $250,000         275       62,004,756       14.03       7.012         622     225,472      79.95    60.94       87.90
$250,001 - $300,000         201       55,119,219       12.47       6.982         615     274,225      80.83    58.07       88.76
$300,001 - $350,000         147       47,568,353       10.76       6.792         626     323,594      80.76    50.43       89.03
$350,001 - $400,000          46       16,772,895        3.80       6.942         630     364,628      81.27    52.18       88.73
$400,001 & Above             22       10,336,229        2.34       6.808         645     469,829      79.30    42.75       80.37
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Current Rate             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below                 1         $194,530        0.04%      4.990%        721    $194,530      58.21%   100.00%    100.00%
5.00 - 5.49%                 20        4,518,172        1.02       5.279         653     225,909      77.30    76.74      100.00
5.50 - 5.99%                130       25,921,827        5.87       5.826         643     199,399      76.00    66.09       94.33
6.00 - 6.49%                269       47,447,658       10.74       6.256         637     176,385      78.60    67.53       97.03
6.50 - 6.99%                864      153,449,204       34.72       6.780         631     177,603      79.92    65.98       89.07
7.00 - 7.49%                744      120,331,306       27.23       7.244         622     161,736      81.75    61.87       88.38
7.50 - 7.99%                 74       10,210,965        2.31       7.742         620     137,986      87.67    59.94       72.82
8.00 - 8.49%                171       22,963,394        5.20       8.241         594     134,289      85.40    53.82       88.59
8.50 - 8.99%                155       19,164,701        4.34       8.728         590     123,643      89.56    56.80       82.87
9.00% & Above               378       37,751,239        8.54       9.883         570      99,871      84.31    75.99       95.37
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Credit Score

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                  58       $9,246,625        2.09%      6.739%        766    $159,425      82.23%   64.70%      72.85%
720 - 739                    48        6,622,265        1.50       6.680         728     137,964      80.95    64.54       85.18
700 - 719                    66       11,711,797        2.65       6.712         708     177,451      82.69    58.51       75.55
680 - 699                   140       22,469,171        5.08       6.817         688     160,494      81.60    52.48       85.25
660 - 679                   242       40,394,882        9.14       6.893         669     166,921      82.14    52.11       77.68
640 - 659                   351       59,529,151       13.47       6.862         649     169,599      81.31    49.64       85.18
620 - 639                   409       66,444,319       15.03       6.996         629     162,456      81.85    64.60       89.58
600 - 619                   485       75,269,001       17.03       7.125         609     155,194      82.02    69.70       96.19
580 - 599                   434       68,775,345       15.56       7.247         590     158,469      80.80    76.29       95.73
560 - 579                   264       37,905,143        8.58       7.945         569     143,580      80.54    72.90       94.86
540 - 559                   142       20,183,569        4.57       8.126         550     142,138      80.63    68.38       93.69
520 - 539                   111       15,196,991        3.44       8.668         529     136,910      78.82    76.99       97.02
500 - 519                    53        7,606,102        1.72       8.718         511     143,511      74.73    77.73       98.10
1 - 499                       1          292,336        0.07       8.875         471     292,336      75.00     0.00      100.00
N/A                           2          306,301        0.07       8.841           0     153,150      67.82    54.78      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Lien

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Lien                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
First Lien                2,801     $441,599,396       99.92%      7.223%        621    $157,658      81.25%   64.86%      90.02%
Second Lien                   5          353,600        0.08      10.037         662      70,720     100.00    44.60      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Combined                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below               95      $16,120,263        3.65%      6.983%        609    $169,687      48.14%   35.36%      93.70%
60.01 - 70.00%              162       31,021,808        7.02       7.173         607     191,493      66.85    47.27       86.71
70.01 - 80.00%            1,494      229,610,742       51.95       6.992         626     153,689      79.04    64.31       92.43
80.01 - 85.00%              268       45,292,959       10.25       7.333         601     169,004      84.49    64.06       92.58
85.01 - 90.00%              438       72,993,174       16.52       7.393         621     166,651      89.63    71.59       80.68
90.01 - 95.00%              176       27,180,777        6.15       7.889         625     154,436      94.76    72.42       85.38
95.01 - 100.00%             173       19,733,274        4.47       8.440         635     114,065      99.94    89.08       99.44
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              100      $16,473,863        3.73%      7.049%        611    $164,739      49.26%   35.56%      93.84%
60.01 - 70.00%              162       31,021,808        7.02       7.173         607     191,493      66.85    47.27       86.71
70.01 - 80.00%            1,494      229,610,742       51.95       6.992         626     153,689      79.04    64.31       92.43
80.01 - 85.00%              268       45,292,959       10.25       7.333         601     169,004      84.49    64.06       92.58
85.01 - 90.00%              438       72,993,174       16.52       7.393         621     166,651      89.63    71.59       80.68
90.01 - 95.00%              176       27,180,777        6.15       7.889         625     154,436      94.76    72.42       85.38
95.01 - 100.00%             168       19,379,674        4.39       8.411         635     115,355      99.94    89.90       99.43
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Documentation

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Documentation            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Full                      1,936     $286,571,381       64.84%      7.236%        616    $148,022      82.74%   100.00%     90.26%
Stated                      797      141,493,753       32.02       7.225         632     177,533      78.33     0.00       90.26
Limited                      63       12,056,919        2.73       7.086         616     191,380      81.77     0.00       82.47
No Doc                        8        1,591,593        0.36       6.453         663     198,949      72.63     0.00       83.65
Alt                           2          239,350        0.05       6.744         611     119,675      80.00     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Purpose

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Purpose                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Cashout Refi              1,462     $284,761,437       64.43%      7.103%        616    $194,775      80.01%   59.76%      92.20%
Purchase                  1,215      135,305,179       30.62       7.454         632     111,362      83.55    75.27       84.34
Rate/term Refi              129       21,886,380        4.95       7.403         611     169,662      83.39    66.48       97.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy                Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied            2,540     $397,893,832       90.03%      7.217%        618    $156,651      81.12%   65.01%     100.00%
Investor                    230       37,743,316        8.54       7.251         649     164,101      82.34    65.96        0.00
Second Home                  36        6,315,848        1.43       7.570         659     175,440      83.72    47.55        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Property Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family             2,261     $342,623,929       77.52%      7.234%        619    $151,536      81.31%   66.68%      92.51%
PUD                         204       32,566,823        7.37       7.512         619     159,641      81.80    61.03       88.11
Condo                       172       26,046,446        5.89       7.196         628     151,433      81.20    62.18       91.15
2 Family                    106       23,983,205        5.43       6.975         643     226,257      81.52    49.05       70.85
3-4 Family                   37       11,737,239        2.66       6.909         618     317,223      77.69    62.67       62.10
PUD DETACHED                 13        2,246,315        0.51       6.727         631     172,793      83.00    68.66       95.73
Manu/mobile Home              7        1,967,145        0.45       6.762         635     281,021      79.41    54.58       73.91
Townhouse                     5          631,014        0.14       7.398         649     126,203      85.67    23.64       71.14
Manufactured Housing          1          150,881        0.03       7.200         616     150,881      88.82    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
CA                          354      $85,479,596       19.34%      6.756%        619    $241,468      76.33%   51.54%      88.18%
FL                          294       44,648,112       10.10       7.268         623     151,864      81.95    65.54       87.72
GA                          220       29,555,257        6.69       7.838         617     134,342      86.93    65.44       78.31
IL                          176       28,858,372        6.53       6.867         631     163,968      82.46    62.45       93.00
NJ                          128       27,320,195        6.18       7.082         625     213,439      82.17    54.00       94.28
MD                           87       16,385,491        3.71       7.417         601     188,339      79.18    74.63       93.88
NY                           53       15,104,242        3.42       6.914         623     284,986      77.99    51.77       80.26
AZ                           94       14,516,732        3.28       7.135         630     154,433      81.97    80.99       96.59
TX                          129       13,280,824        3.01       7.959         617     102,952      83.10    67.57       91.44
MN                           73       12,828,722        2.90       6.905         622     175,736      82.86    75.12       80.68
Other                     1,198      153,975,453       34.84       7.431         621     128,527      82.52    71.91       93.25
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Zip                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
11434                         5       $1,452,808        0.33%      7.001%        623    $290,562      76.55%   24.90%      74.69%
11717                         5        1,415,806        0.32       6.885         621     283,161      83.31    40.01       80.31
90744                         4        1,288,473        0.29       6.883         619     322,118      80.03    69.23       69.23
60618                         3        1,227,356        0.28       6.672         689     409,119      84.63    35.85      100.00
92335                         6        1,221,966        0.28       7.432         625     203,661      76.64    60.01       89.69
95823                         5        1,149,015        0.26       6.612         605     229,803      73.99    45.40      100.00
92404                         5        1,135,185        0.26       6.929         605     227,037      80.56    66.04      100.00
11422                         3        1,057,920        0.24       6.431         655     352,640      79.41    62.68      100.00
90805                         3        1,047,449        0.24       6.900         586     349,150      76.28    71.38       45.10
30038                         8        1,039,514        0.24       8.214         633     129,939      93.03    73.94       77.64
Other                     2,759      429,917,504       97.28       7.232         621     155,824      81.29    65.16       90.21
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Remaining                Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Maturity                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                       6         $491,600        0.11%      9.781%        682     $81,933      77.54%   32.08%     100.00%
241 - 360                 2,734      428,981,850       97.07       7.217         622     156,906      81.27    65.19       89.87
421 - 480                    66       12,479,545        2.82       7.400         596     189,084      81.10    54.19       95.30
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Amortization Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Amortization Type        Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
2 YR ARM                  1,719     $266,398,640       60.28%      7.285%        617    $154,973      80.63%   61.58%      88.61%
2 YR ARM IO                 576       99,673,125       22.55       6.845         637     173,044      81.31    75.13       96.39
3 YR ARM                    326       43,274,634        9.79       7.734         601     132,744      83.98    64.72       85.70
3 YR ARM IO                 121       20,940,114        4.74       7.462         629     173,059      85.74    59.38       85.16
5 YR ARM                     23        5,270,158        1.19       6.675         628     229,137      77.36    79.27       91.13
2 YR ARM BALLOON 30/40       22        3,110,937        0.70       7.036         623     141,406      74.95    56.66       92.62
5 YR ARM IO                  11        2,334,000        0.53       6.290         662     212,182      78.67    47.68       94.37
2 YR ARM BALLOON 15/30        6          491,600        0.11       9.781         682      81,933      77.54    32.08      100.00
5 YR ARM BALLOON 30/40        1          314,862        0.07       6.490         658     314,862      90.00     0.00      100.00
3 YR ARM BALLOON 30/40        1          144,926        0.03       5.950         587     144,926      62.50     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Initial Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Initial                  Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Periodic                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Cap                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%                101      $15,996,331        3.62%      6.900%        615    $158,380      80.04%   53.61%      90.65%
1.01 - 1.50%                 45        8,363,171        1.89       6.785         639     185,848      78.16    67.27       98.13
1.51 - 2.00%                621      117,288,657       26.54       6.964         623     188,871      80.08    70.79       87.62
2.51 - 3.00%              1,976      288,916,187       65.37       7.352         620     146,213      81.85    64.21       90.78
3.01 - 3.50%                  6          592,851        0.13       6.670         650      98,809      81.74    27.54      100.00
3.51 - 4.00%                  1           89,909        0.02       9.375         556      89,909      90.00    100.00     100.00
4.51 - 5.00%                  8        1,892,367        0.43       6.270         663     236,546      76.20     0.00      100.00
5.51 - 6.00%                 47        8,613,834        1.95       7.792         611     183,273      84.28    39.22       85.46
6.01% & Above                 1          199,689        0.05       7.290         643     199,689      80.00    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Periodic Cap             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%              1,549     $224,792,636       50.86%      7.330%        618    $145,121      82.07%   57.25%      91.42%
1.01 - 1.50%              1,170      201,596,085       45.61       7.068         626     172,304      80.39    74.42       88.38
1.51 - 2.00%                 53        9,901,863        2.24       7.343         604     186,828      75.93    51.95       97.03
3.01% & Above                34        5,662,412        1.28       8.458         607     166,542      89.77    47.71       81.59
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Months to Rate Reset

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate Reset               Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 12                        9       $1,422,815        0.32%      6.725%        618    $158,091      84.60%   23.93%      82.17%
13 - 24                   2,318      369,000,203       83.49       7.168         623     159,189      80.74    65.29       90.81
25 - 36                     444       63,610,959       14.39       7.654         610     143,268      84.59    62.93       85.38
49 & Above                   35        7,919,020        1.79       6.554         639     226,258      78.25    66.81       92.44
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


Distribution by Life Maximum Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Life Maximum               of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
11.99% & Below               95      $18,812,890        4.26%      5.720%        649    $198,030      75.62%   58.65%      97.13%
12.00 - 12.49%              151       27,674,917        6.26       6.216         631     183,278      77.09    64.22       97.45
12.50 - 12.99%              554      100,932,772       22.84       6.668         629     182,189      79.56    62.74       88.18
13.00 - 13.49%              577       93,971,232       21.26       7.032         626     162,862      81.64    64.47       90.26
13.50 - 13.99%              425       72,166,196       16.33       6.895         634     169,803      80.98    72.41       88.57
14.00 - 14.49%              395       60,981,075       13.80       7.479         613     154,382      82.63    61.42       87.58
14.50 - 14.99%              128       17,291,521        3.91       8.631         590     135,090      89.66    56.16       78.73
15.00 - 15.49%              154       19,589,924        4.43       8.812         593     127,207      86.10    54.15       95.45
15.50 - 15.99%               85        9,053,468        2.05       9.253         574     106,511      83.57    57.64       90.64
16.00% & Above              242       21,479,000        4.86      10.266         568      88,756      82.90    86.63       97.68
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Margin

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Margin                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below               216      $36,016,292        8.15%      6.338%        638    $166,742      79.44%   61.10%      95.86%
5.00 - 5.49%                280       48,835,862       11.05       6.389         640     174,414      78.44    55.42       91.81
5.50 - 5.99%                397       63,695,490       14.41       6.700         639     160,442      80.37    67.66       91.93
6.00 - 6.49%                690      121,898,379       27.58       6.975         623     176,664      80.25    64.67       90.00
6.50 - 6.99%                612      103,498,114       23.42       7.425         614     169,115      80.77    65.20       88.52
7.00% & Above               611       68,008,859       15.39       8.934         589     111,307      87.68    70.71       86.25
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    2,806     $441,952,996      100.00%      7.225%        621    $157,503      81.27%   64.84%      90.03%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                      The Group I Fixed Rate Mortgage Loans

Scheduled Principal Balance:                       $58,576,900
Number of Mortgage Loans:                                  813
Average Scheduled Principal Balance:                   $72,050
Weighted Average Gross Coupon:                           8.736%
Weighted Average Net Coupon: (2)                         8.226%
Weighted Average Current FICO Score:                       633
Weighted Average Original LTV Ratio:                     56.56%
Weighted Average Combined Original LTV Ratio:            87.29%
Weighted Average Stated Remaining Term (months):           311
Weighted Average Seasoning(months):                          2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


Distribution by Current Principal Balance

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Balance                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below             398      $11,221,371       19.16%     10.881%        639     $28,194      98.80%   56.64%      94.57%
$50,001 - $75,000           135        8,213,004       14.02       9.977         644      60,837      93.48    50.10       87.87
$75,001 - $100,000           99        8,767,022       14.97       9.126         634      88,556      88.50    59.79       83.99
$100,001 - $125,000          56        6,276,138       10.71       8.498         630     112,074      86.98    67.82       93.10
$125,001 - $150,000          39        5,265,158        8.99       8.265         618     135,004      83.55    51.32       97.27
$150,001 - $200,000          49        8,581,998       14.65       7.089         629     175,143      78.20    71.71       94.50
$200,001 - $250,000          12        2,650,298        4.52       6.581         635     220,858      76.54    75.02       82.30
$250,001 - $300,000          13        3,630,964        6.20       6.836         623     279,305      73.69    45.29       85.39
$300,001 - $350,000          10        3,260,799        5.57       6.851         641     326,080      82.16    60.70       79.35
$350,001 - $400,000           2          710,149        1.21       7.625         602     355,074      92.21    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Current Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Current Rate             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
5.50 - 5.99%                  8       $1,708,663        2.92%      5.880%        648    $213,583      80.76%   100.00%     80.84%
6.00 - 6.49%                 44        8,370,995       14.29       6.254         653     190,250      74.30    82.63       93.66
6.50 - 6.99%                 36        5,666,947        9.67       6.789         656     157,415      81.15    46.89       92.28
7.00 - 7.49%                 35        5,157,806        8.81       7.184         612     147,366      74.56    67.32       84.19
7.50 - 7.99%                  4          540,091        0.92       7.611         609     135,023      84.91    44.22       90.43
8.00 - 8.49%                 50        5,781,358        9.87       8.220         602     115,627      81.76    64.78       85.65
8.50 - 8.99%                 62        4,783,436        8.17       8.765         614      77,152      88.79    63.91       85.52
9.00% & Above               574       26,567,603       45.36      10.549         636      46,285      96.56    50.25       92.30
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                  16       $1,534,343        2.62%      7.831%        754     $95,896      84.12%   41.38%      75.35%
720 - 739                    29        1,996,521        3.41       8.224         730      68,846      92.00    42.97       91.02
700 - 719                    33        2,524,475        4.31       8.054         708      76,499      91.18    65.04       78.80
680 - 699                    65        4,701,303        8.03       8.319         688      72,328      87.51    40.14       91.24
660 - 679                   115        7,579,952       12.94       9.076         669      65,913      91.82    36.14       88.80
640 - 659                    98        6,846,752       11.69       8.819         648      69,865      91.80    53.84       85.94
620 - 639                   149        9,950,300       16.99       8.743         630      66,781      88.13    65.43       89.60
600 - 619                   118        8,710,984       14.87       8.710         609      73,822      84.85    70.34       90.63
580 - 599                    88        6,373,177       10.88       8.950         589      72,422      84.78    73.69       94.98
560 - 579                    63        3,735,898        6.38       9.296         568      59,300      84.29    77.30       96.17
540 - 559                    23        2,749,423        4.69       8.488         549     119,540      80.60    74.36       96.37
520 - 539                    11        1,503,493        2.57       8.600         526     136,681      75.85    76.05      100.00
500 - 519                     5          370,280        0.63      10.226         511      74,056      73.76    78.07      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Lien

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Lien                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
First Lien                  273      $36,181,178       61.77%      7.549%        623    $132,532      79.61%   66.23%      86.63%
Second Lien                 540       22,395,723       38.23      10.655         649      41,474      99.69    49.94       96.01
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Combined Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Combined                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below               20       $2,878,625        4.91%      7.069%        614    $143,931      47.59%   57.18%      94.63%
60.01 - 70.00%               31        4,398,718        7.51       7.304         617     141,894      66.79    55.44       75.55
70.01 - 80.00%               96       12,774,595       21.81       7.200         627     133,069      78.73    66.35       91.32
80.01 - 85.00%               53        5,950,139       10.16       7.987         613     112,267      84.34    64.07       82.16
85.01 - 90.00%               47        6,773,635       11.56       7.936         624     144,120      89.80    61.71       83.98
90.01 - 95.00%               51        2,550,399        4.35       8.958         647      50,008      94.75    81.45       75.84
95.01 - 100.00%             515       23,250,790       39.69      10.459         648      45,147      99.98    53.83       97.29
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              560      $25,274,347       43.15%     10.247%        645     $45,133      93.75%   50.76%      95.85%
60.01 - 70.00%               31        4,398,718        7.51       7.304         617     141,894      66.79    55.44       75.55
70.01 - 80.00%               96       12,774,595       21.81       7.200         627     133,069      78.73    66.35       91.32
80.01 - 85.00%               51        5,915,473       10.10       7.970         613     115,990      84.33    64.29       82.64
85.01 - 90.00%               42        6,591,865       11.25       7.888         622     156,949      89.79    63.28       83.67
90.01 - 95.00%               14        1,726,581        2.95       8.081         639     123,327      94.75    92.86       80.46
95.01 - 100.00%              19        1,895,322        3.24       8.218         656      99,754     100.00    96.26       96.94
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Documentation

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Documentation            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Full                        486      $35,147,014       60.00%      8.467%        623     $72,319      86.97%   100.00%     89.85%
Stated                      299       20,988,154       35.83       9.228         653      70,194      88.03     0.00       90.74
Limited                      18        2,098,889        3.58       8.130         605     116,605      83.96     0.00       90.90
Alt                           9          280,853        0.48      10.315         659      31,206      99.47     0.00       90.26
No Doc                        1           61,991        0.11       8.700         641      61,991      73.06     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Purpose

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Purpose                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Cashout Refi                274      $31,487,892       53.75%      7.742%        624    $114,919      80.72%   65.30%      89.34%
Purchase                    499       23,779,774       40.60      10.138         645      47,655      96.64    52.08       93.91
Rate/term Refi               40        3,309,235        5.65       8.131         631      82,731      82.53    66.44       72.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Occupancy

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy                Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied              738      $52,846,209       90.22%      8.780%        631     $71,607      87.73%   59.76%     100.00%
Investor                     61        4,401,355        7.51       8.109         652      72,153      80.62    66.08        0.00
Second Home                  14        1,329,337        2.27       9.097         661      94,953      91.73    49.61        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Property Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Property                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Type                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family               646      $47,813,736       81.63%      8.641%        629     $74,015      86.55%   62.73%      93.08%
PUD                          76        3,545,068        6.05      10.056         643      46,646      94.67    45.84       81.99
Condo                        47        3,206,285        5.47       8.652         654      68,219      90.76    49.61       64.65
2 Family                     29        2,551,902        4.36       8.325         663      87,997      85.97    50.83       78.04
3-4 Family                   11          863,583        1.47      11.112         653      78,508      90.18    18.99       89.83
Townhouse                     3          476,630        0.81       6.628         646     158,877      81.93    100.00     100.00
PUD Detached                  1          119,697        0.20      10.140         641     119,697     100.00     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
CA                          125      $12,385,212       21.14%      8.648%        639     $99,082      86.96%   58.96%      90.04%
FL                           67        4,904,330        8.37       8.719         636      73,199      87.11    55.56       90.97
TX                           82        3,666,402        6.26       9.611         620      44,712      89.49    43.04       89.56
VA                           24        2,782,446        4.75       7.695         657     115,935      86.55    68.78       91.21
IL                           52        2,773,618        4.74       9.250         651      53,339      91.79    37.98       95.24
GA                           44        2,733,028        4.67       9.171         623      62,114      90.96    66.12       90.15
MD                           17        1,971,482        3.37       7.730         625     115,970      78.18    74.50       98.71
AZ                           31        1,925,178        3.29       8.483         649      62,103      89.86    81.45      100.00
WA                           23        1,843,127        3.15       8.421         633      80,136      78.44    77.47      100.00
LA                           24        1,792,226        3.06       8.804         608      74,676      89.21    83.93       94.20
Other                       324       21,799,850       37.22       8.791         629      67,283      87.39    58.71       86.71
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Zip

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Zip                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
91786                         3         $522,786        0.89%      8.052%        636    $174,262      96.60%   86.24%     100.00%
39520                         3          415,830        0.71       8.303         610     138,610      82.45    61.16      100.00
02149                         2          407,058        0.69       7.289         648     203,529      76.35    76.03      100.00
32738                         3          368,552        0.63       6.814         631     122,851      83.14    100.00     100.00
92071                         2          364,366        0.62       7.311         644     182,183      76.98    75.33       24.67
11701                         1          354,771        0.61       8.200         562     354,771      89.42    100.00     100.00
23323                         1          349,200        0.60       6.250         708     349,200      90.00    100.00     100.00
11234                         1          349,020        0.60       6.490         618     349,020      74.47    100.00     100.00
38655                         1          346,143        0.59       9.305         631     346,143      90.00     0.00        0.00
90810                         1          336,485        0.57       5.990         604     336,485      90.00    100.00     100.00
Other                       795       54,762,688       93.49       8.826         633      68,884      87.43    58.62       90.67
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Remaining                Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Maturity                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                     316      $13,893,067       23.72%     10.518%        648     $43,965      97.55%   51.67%      92.64%
181 - 240                   171        5,494,562        9.38      10.894         634      32,132      98.06    38.02       97.43
241 - 360                   308       35,611,592       60.79       7.882         627     115,622      83.20    68.39       87.17
421 - 480                    18        3,577,680        6.11       7.009         635     198,760      71.60    42.58      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


Distribution by Amortization Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Amortization               of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Type                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Fixed                       514      $41,756,358       71.28%      8.363%        623     $81,238      83.86%   62.10%      88.88%
Balloon 15/30               270       12,318,460       21.03      10.645         652      45,624      99.45    47.70       95.37
Fixed IO                     28        4,402,124        7.52       6.897         674     157,219      85.46    75.89       90.58
Balloon 20/30                 1           99,959        0.17      10.360         665      99,959     100.00     0.00        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                      813      $58,576,900      100.00%      8.736%        633     $72,050      87.29%   60.00%      90.22%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                           The Group II Mortgage Loans

Scheduled Principal Balance:                         $994,754,119
Number of Mortgage Loans:                                   5,191
Average Scheduled Principal Balance:                     $191,631
Weighted Average Gross Coupon:                              7.478%
Weighted Average Net Coupon: (2)                            6.968%
Weighted Average Current FICO Score:                          629
Weighted Average Original LTV Ratio:                        79.30%
Weighted Average Combined Original LTV Ratio:               83.02%
Weighted Average Stated Remaining Term (months):              359
Weighted Average Seasoning(months):                             2
Weighted Average Months to Roll: (3)                           23
Weighted Average Gross Margin: (3)                           6.37%
Weighted Average Initial Rate Cap: (3)                       2.56%
Weighted Average Periodic Rate Cap: (3)                      1.30%
Weighted Average Gross Maximum Lifetime Rate: (3)           13.71%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


Distribution by Current Principal Balance

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Balance                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below             683      $21,516,777        2.16%     10.062%        642     $31,503      97.17%   67.73%      96.53%
$50,001 - $75,000           470       29,219,626        2.94       9.032         625      62,169      88.09    66.97       91.97
$75,001 - $100,000          422       36,821,090        3.70       8.497         622      87,254      85.56    63.15       93.27
$100,001 - $125,000         452       50,639,760        5.09       8.230         616     112,035      84.16    61.82       93.36
$125,001 - $150,000         369       50,590,850        5.09       8.000         619     137,103      83.68    63.02       88.80
$150,001 - $200,000         878      153,530,203       15.43       7.550         624     174,864      83.01    61.18       94.90
$200,001 - $250,000         545      121,697,624       12.23       7.373         626     223,298      82.19    56.68       95.99
$250,001 - $300,000         374      102,362,853       10.29       7.152         633     273,697      82.97    55.76       98.40
$300,001 - $350,000         234       75,894,880        7.63       7.220         630     324,337      83.32    44.85       95.14
$350,001 - $400,000         259       97,365,664        9.79       7.069         637     375,929      81.64    46.32       96.54
$400,001 & Above            505      255,114,792       25.65       7.052         634     505,178      81.38    43.20       95.71
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Current Rate             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
5.00 - 5.49%                 14       $4,961,076        0.50%      5.281%        683    $354,363      76.28%   80.45%     100.00%
5.50 - 5.99%                117       37,979,009        3.82       5.828         664     324,607      79.88    57.83       99.03
6.00 - 6.49%                333       97,964,819        9.85       6.279         663     294,189      80.05    62.16       98.50
6.50 - 6.99%                816      239,772,624       24.10       6.754         641     293,839      80.68    58.34       97.60
7.00 - 7.49%                527      143,438,927       14.42       7.249         627     272,180      81.91    47.39       96.60
7.50 - 7.99%              1,342      256,265,585       25.76       7.723         615     190,958      83.29    48.10       91.06
8.00 - 8.49%                416       70,534,015        7.09       8.231         610     169,553      84.28    48.96       93.18
8.50 - 8.99%                476       63,407,927        6.37       8.739         601     133,210      86.99    54.95       93.58
9.00% & Above             1,150       80,430,137        8.09       9.984         619      69,939      92.41    52.92       96.65
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Credit Score

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                 136      $29,501,057        2.97%      6.846%        764    $216,920      84.21%   45.02%      91.22%
720 - 739                   116       23,279,431        2.34       6.942         729     200,685      83.46    44.30       96.23
700 - 719                   184       36,500,681        3.67       7.084         709     198,373      83.29    32.23       96.39
680 - 699                   335       67,271,062        6.76       7.266         689     200,809      84.81    33.05       90.33
660 - 679                   513      103,468,243       10.40       7.230         669     201,692      83.40    39.60       89.43
640 - 659                   712      135,933,594       13.67       7.343         649     190,918      83.65    39.57       95.61
620 - 639                   816      149,502,396       15.03       7.425         630     183,214      83.47    52.67       95.35
600 - 619                   830      153,667,608       15.45       7.506         609     185,142      84.23    67.57       96.61
580 - 599                   781      143,659,995       14.44       7.606         590     183,944      82.43    73.25       97.61
560 - 579                   342       68,687,441        6.90       7.961         570     200,840      82.76    62.30       98.97
540 - 559                   228       47,408,361        4.77       7.947         550     207,931      78.80    56.77       96.33
520 - 539                   132       23,673,174        2.38       8.350         530     179,342      77.98    51.46       98.53
500 - 519                    66       12,201,075        1.23       8.521         510     184,865      72.40    64.38       97.16
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Lien

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Lien                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
First Lien                4,241     $948,509,048       95.35%      7.350%        628    $223,652      82.22%   53.39%      95.08%
Second Lien                 950       46,245,071        4.65      10.088         651      48,679      99.51    50.80       99.49
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Combined                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              125      $21,701,326        2.18%      7.663%        591    $173,611      49.75%   40.84%      90.10%
60.01 - 70.00%              192       43,505,494        4.37       7.565         591     226,591      66.59    41.50       91.30
70.01 - 80.00%            2,268      534,912,522       53.77       7.070         638     235,852      79.40    48.87       96.51
80.01 - 85.00%              328       75,233,438        7.56       7.577         601     229,370      84.47    52.92       94.47
85.01 - 90.00%              888      189,546,697       19.05       7.636         620     213,453      89.82    65.63       91.68
90.01 - 95.00%              242       41,991,165        4.22       8.108         627     173,517      94.82    55.07       97.93
95.01 - 100.00%           1,148       87,863,476        8.83       9.143         648      76,536      99.88    61.69       98.27
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below            1,075      $67,946,396        6.83%      9.314%        632     $63,206      83.62%   47.62%      96.49%
60.01 - 70.00%              192       43,505,494        4.37       7.565         591     226,591      66.59    41.50       91.30
70.01 - 80.00%            2,268      534,912,522       53.77       7.070         638     235,852      79.40    48.87       96.51
80.01 - 85.00%              327       75,209,286        7.56       7.576         601     229,998      84.47    52.91       94.50
85.01 - 90.00%              876      188,665,464       18.97       7.626         620     215,372      89.82    65.65       91.64
90.01 - 95.00%              205       40,179,640        4.04       8.021         627     195,998      94.85    54.47       97.84
95.01 - 100.00%             248       44,335,316        4.46       8.210         645     178,771      99.81    73.36       97.06
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Documentation

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Documentation            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Full                      3,081     $529,900,755       53.27%      7.422%        620    $171,990      84.05%   100.00%     94.85%
Stated                    1,994      435,086,590       43.74       7.560         641     218,198      81.86     0.00       96.05
Limited                      92       25,187,837        2.53       7.315         609     273,781      80.94     0.00       90.08
No Doc                        8        2,967,493        0.30       6.356         717     370,937      83.56     0.00      100.00
Alt                          16        1,611,444        0.16       8.280         642     100,715      90.40     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Purpose

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Purpose                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Purchase                  3,449     $619,104,729       62.24%      7.432%        641    $179,503      84.10%   52.50%      96.07%
Cashout Refi              1,592      351,874,099       35.37       7.535         610     221,026      81.07    54.83       93.80
Rate/term Refi              150       23,775,291        2.39       7.822         610     158,502      83.82    50.23       96.57
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Occupancy

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy                Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied            4,921     $947,818,027       95.28%      7.465%        628    $192,607      83.09%   53.03%     100.00%
Investor                    227       37,503,671        3.77       7.666         652     165,214      81.48    60.75        0.00
Second Home                  43        9,432,421        0.95       7.958         645     219,359      82.15    47.58        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Property Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family             4,200     $789,444,027       79.36%      7.486%        626    $187,963      82.97%   54.50%      96.69%
2 Family                    251       59,432,405        5.97       7.384         651     236,782      83.82    40.20       86.18
PUD                         266       58,066,393        5.84       7.367         629     218,295      82.83    42.85       96.35
Condo                       326       55,153,619        5.54       7.512         644     169,183      83.05    55.21       88.17
3-4 Family                   75       23,152,091        2.33       7.487         646     308,695      83.02    70.95       85.65
PUD Detached                 49        6,144,346        0.62       7.822         619     125,395      83.49    42.59      100.00
PUD Attached                 11        1,812,824        0.18       7.898         642     164,802      84.69    19.50       91.84
Manu/mobile Home             10        1,223,283        0.12       7.571         650     122,328      77.22    72.44       60.19
Condo Hi-rise                 2          193,131        0.02       7.699         714      96,566      81.11     0.00      100.00
Townhouse                     1          132,000        0.01       7.990         627     132,000     100.00    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
CA                          958     $289,418,967       29.09%      7.038%        637    $302,107      81.19%   41.01%      96.90%
FL                          609      106,198,853       10.68       7.641         625     174,382      82.77    61.76       91.60
IL                          392       65,893,263        6.62       7.636         633     168,095      85.91    50.10       93.76
NJ                          203       53,836,416        5.41       7.496         620     265,204      83.67    51.94       96.64
NY                          175       52,243,181        5.25       7.174         638     298,532      81.44    44.36       94.49
GA                          288       39,677,604        3.99       7.954         610     137,769      85.38    66.65       93.99
MD                          164       37,373,219        3.76       7.507         622     227,885      82.78    72.82       97.31
MN                          230       36,088,499        3.63       7.741         615     156,907      84.79    60.37       94.59
VA                          156       33,498,735        3.37       7.605         622     214,735      81.69    59.18       94.81
MA                          127       30,320,431        3.05       7.525         634     238,744      82.84    56.49      100.00
Other                     1,889      250,204,953       25.15       7.794         627     132,454      84.28    59.58       94.74
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Zip                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
20721                         6       $2,707,523        0.27%      7.445%        650    $451,254      85.01%   48.33%     100.00%
93905                        10        2,611,431        0.26       7.422         663     261,143      84.00    17.80      100.00
92508                         6        2,437,834        0.25       6.543         637     406,306      84.39    51.30      100.00
11221                         7        2,367,748        0.24       7.617         641     338,250      82.27    43.22       82.11
60618                         7        2,156,030        0.22       6.733         688     308,004      81.73    11.89      100.00
94531                         6        2,129,817        0.21       7.523         646     354,970      83.33    17.75      100.00
33325                         4        2,099,666        0.21       7.753         607     524,916      85.87    100.00     100.00
92503                         7        2,095,997        0.21       7.340         647     299,428      82.30     0.00      100.00
92345                         9        2,083,455        0.21       7.231         634     231,495      80.26    43.23      100.00
20603                         6        2,046,196        0.21       6.768         640     341,033      78.45    81.95      100.00
Other                     5,123      972,018,424       97.71       7.483         629     189,736      83.02    53.55       95.21
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Remaining                Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Maturity                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                     428      $19,267,646        1.94%      9.961%        650     $45,018      97.13%   38.73%      98.59%
181 - 240                    86        3,846,147        0.39       8.645         648      44,723      88.79    75.34      100.00
241 - 360                 4,547      935,926,597       94.09       7.438         629     205,834      82.80    54.12       95.12
421 - 480                   130       35,713,729        3.59       7.048         617     274,721      80.49    36.51       97.29
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Amortization Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Amortization Type        Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
2 YR ARM                  2,261     $466,779,044       46.92%      7.619%        616    $206,448      83.11%   47.60%      93.76%
2 YR ARM IO                 981      285,668,400       28.72       6.956         645     291,201      82.13    57.21       98.34
Fixed                     1,308      157,753,314       15.86       7.787         635     120,607      83.01    67.92       93.56
3 YR ARM                    121       28,008,694        2.82       7.531         610     231,477      82.39    48.34       92.89
3 YR ARM IO                  73       21,103,015        2.12       7.145         646     289,082      82.91    52.65       97.02
Balloon 15/30               364       16,047,701        1.61      10.320         653      44,087      99.91    27.53       98.86
2 YR ARM BALLOON 30/40       29        8,211,295        0.83       7.572         647     283,148      78.06    26.88      100.00
FIXED IO                     23        5,005,597        0.50       6.837         658     217,635      82.62    61.51       97.80
5 YR ARM                     16        3,788,020        0.38       6.643         665     236,751      81.46    46.14      100.00
Balloon 30/40                 2          719,793        0.07       6.857         698     359,896      83.31    33.90      100.00
Other                        13        1,669,245        0.17       7.821         677     128,403      90.36    49.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Initial Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Initial                  Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Periodic                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Cap                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%                143      $26,614,359        2.68%      7.485%        623    $186,114      80.44%   28.33%      96.12%
1.01 - 1.50%                 78       21,735,969        2.19       7.082         645     278,666      82.58    30.97       99.08
1.51 - 2.00%              1,085      286,325,675       28.78       7.291         628     263,895      82.34    60.18       95.46
2.51 - 3.00%              2,161      473,953,637       47.65       7.418         626     219,321      83.01    47.60       95.44
3.01 - 3.50%                  2          297,867        0.03       7.220         700     148,933      87.54    37.73      100.00
4.51 - 5.00%                  2          340,441        0.03       8.541         569     170,220      83.36    100.00     100.00
5.51 - 6.00%                 16        5,368,157        0.54       7.071         625     335,510      82.34    43.85       88.07
N/A                       1,704      180,118,015       18.11       7.990         638     105,703      84.56    63.78       94.19
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Periodic Cap             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%              1,641     $350,260,851       35.21%      7.424%        626    $213,444      83.15%   36.44%      95.86%
1.01 - 1.50%              1,811      455,260,964       45.77       7.320         628     251,387      82.34    62.19       95.35
1.51 - 2.00%                 29        7,872,879        0.79       7.104         615     271,479      79.63    41.20       89.65
3.01% & Above                 6        1,241,410        0.12       8.505         625     206,902      95.54    82.04      100.00
N/A                       1,704      180,118,015       18.11       7.990         638     105,703      84.56    63.78       94.19
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


 Distribution by Months to Rate Reset

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate Reset               Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 12                        1         $206,183        0.02%      6.600%        617    $206,183      85.00%    0.00%     100.00%
13 - 24                   3,273      760,675,237       76.47       7.370         627     232,409      82.69    51.01       95.55
25 - 36                     195       49,371,464        4.96       7.359         626     253,187      82.62    49.93       94.70
49 & Above                   18        4,383,220        0.44       6.578         663     243,512      81.26    53.45      100.00
N/A                       1,704      180,118,015       18.11       7.990         638     105,703      84.56    63.78       94.19
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


Distribution by Life Maximum Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Life Maximum               of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
11.99% & Below               77      $24,381,166        2.45%      5.829%        651    $316,639      79.77%   51.03%     100.00%
12.00 - 12.49%              113       34,216,601        3.44       6.253         657     302,802      80.83    41.14       98.63
12.50 - 12.99%              394      133,899,949       13.46       6.656         643     339,848      80.73    53.36       98.37
13.00 - 13.49%              403      122,393,008       12.30       6.921         642     303,705      81.75    53.70       96.77
13.50 - 13.99%            1,047      240,181,535       24.14       7.376         623     229,400      82.53    50.60       93.70
14.00 - 14.49%              420       90,947,386        9.14       7.780         615     216,541      83.66    47.65       96.58
14.50 - 14.99%              630      110,266,042       11.08       8.091         607     175,025      85.19    50.98       93.10
15.00 - 15.49%              173       27,386,415        2.75       8.651         619     158,303      87.86    45.88       93.05
15.50 - 15.99%              159       20,394,125        2.05       9.314         593     128,265      86.31    52.77       90.97
16.00% & Above               71       10,569,877        1.06      10.100         592     148,872      79.24    65.53       97.37
N/A                       1,704      180,118,015       18.11       7.990         638     105,703      84.56    63.78       94.19
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Margin

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Margin                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below               184      $48,754,165        4.90%      6.416%        662    $264,968      81.91%   41.43%      98.49%
5.00 - 5.49%                252       72,918,606        7.33       6.488         655     289,360      80.46    36.28       96.15
5.50 - 5.99%                447      122,399,251       12.30       6.914         637     273,824      81.68    53.64       96.22
6.00 - 6.49%                661      179,663,458       18.06       7.060         634     271,806      81.75    51.18       97.99
6.50 - 6.99%              1,506      324,285,156       32.60       7.729         613     215,329      83.33    54.73       93.75
7.00% & Above               437       66,615,469        6.70       8.891         606     152,438      86.88    49.96       93.34
N/A                       1,704      180,118,015       18.11       7.990         638     105,703      84.56    63.78       94.19
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    5,191     $994,754,119      100.00%      7.478%        629    $191,631      83.02%   53.27%      95.28%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                     The Group II Adjustable Mortgage Loans

Scheduled Principal Balance:                         $814,636,104
Number of Mortgage Loans:                                   3,487
Average Scheduled Principal Balance:                     $233,621
Weighted Average Gross Coupon:                              7.364%
Weighted Average Net Coupon: (2)                            6.854%
Weighted Average Current FICO Score:                          627
Weighted Average Original LTV Ratio:                        82.66%
Weighted Average Combined Original LTV Ratio:               82.68%
Weighted Average Stated Remaining Term (months):              363
Weighted Average Seasoning(months):                             2
Weighted Average Months to Roll: (3)                           23
Weighted Average Gross Margin: (3)                           6.37%
Weighted Average Initial Rate Cap: (3)                       2.56%
Weighted Average Periodic Rate Cap: (3)                      1.30%
Weighted Average Gross Maximum Lifetime Rate: (3)           13.71%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable group.


Distribution by Current Principal Balance

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Balance                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below              46       $2,026,576        0.25%      9.083%        629     $44,056      84.34%   80.00%      79.60%
$50,001 - $75,000           228       14,282,918        1.75       8.623         608      62,644      83.45    74.01       85.89
$75,001 - $100,000          240       20,960,387        2.57       8.252         614      87,335      84.91    67.25       91.74
$100,001 - $125,000         306       34,326,813        4.21       8.181         605     112,179      84.44    64.27       93.17
$125,001 - $150,000         264       36,134,780        4.44       8.097         611     136,874      84.59    60.49       87.78
$150,001 - $200,000         705      123,557,282       15.17       7.530         624     175,259      83.09    59.16       94.92
$200,001 - $250,000         463      103,385,681       12.69       7.411         624     223,295      82.83    55.30       96.79
$250,001 - $300,000         336       91,811,052       11.27       7.195         631     273,247      83.16    54.68       98.22
$300,001 - $350,000         201       65,097,219        7.99       7.252         627     323,867      83.80    41.18       96.93
$350,001 - $400,000         231       87,033,630       10.68       7.065         635     376,769      81.92    45.49       97.83
$400,001 & Above            467      236,019,766       28.97       7.064         634     505,396      81.38    41.49       95.57
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Current Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Current Rate             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
5.00 - 5.49%                 14       $4,961,076        0.61%      5.281%        683    $354,363      76.28%   80.45%     100.00%
5.50 - 5.99%                112       36,317,597        4.46       5.824         662     324,264      79.86    56.19       98.98
6.00 - 6.49%                241       74,059,007        9.09       6.286         665     307,299      81.37    56.38       99.37
6.50 - 6.99%                621      201,709,174       24.76       6.751         640     324,813      80.84    55.84       98.63
7.00 - 7.49%                417      123,466,300       15.16       7.248         627     296,082      82.03    45.54       96.80
7.50 - 7.99%              1,140      225,172,856       27.64       7.721         614     197,520      83.64    45.75       91.05
8.00 - 8.49%                366       63,931,780        7.85       8.230         610     174,677      84.99    46.66       93.41
8.50 - 8.99%                315       49,514,069        6.08       8.720         591     157,188      86.87    52.66       94.57
9.00% & Above               261       35,504,244        4.36       9.660         593     136,032      85.79    59.37       94.76
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Credit Score

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                  86      $21,829,520        2.68%      6.693%        765    $253,832      83.31%   33.13%      93.90%
720 - 739                    70       18,770,839        2.30       6.726         730     268,155      82.67    40.72       96.75
700 - 719                   114       29,426,334        3.61       6.862         709     258,126      81.83    32.87       96.11
680 - 699                   196       52,547,485        6.45       7.040         689     268,099      83.58    28.00       90.89
660 - 679                   311       80,800,570        9.92       7.129         669     259,809      83.03    35.94       89.62
640 - 659                   423      108,968,002       13.38       7.136         649     257,608      82.61    37.34       96.06
620 - 639                   521      119,711,382       14.70       7.284         629     229,772      82.81    48.41       95.22
600 - 619                   538      125,570,309       15.41       7.365         609     233,402      84.16    64.27       96.54
580 - 599                   584      124,726,942       15.31       7.512         590     213,574      82.36    72.87       97.40
560 - 579                   296       61,569,187        7.56       7.984         570     208,004      83.50    60.78       98.93
540 - 559                   187       40,262,355        4.94       7.960         550     215,307      80.09    56.96       96.79
520 - 539                   111       20,966,590        2.57       8.385         530     188,888      78.67    48.08       98.58
500 - 519                    50        9,486,589        1.16       8.428         511     189,732      74.18    63.79       96.35
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Lien

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Lien                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
First Lien                3,484     $814,413,424       99.97%      7.364%        627    $233,758      82.68%   50.93%      95.52%
Second Lien                   3          222,680        0.03       8.244         690      74,227     100.00    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Combined Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Combined                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below               64      $14,293,645        1.75%      7.762%        581    $223,338      51.14%   32.99%      90.68%
60.01 - 70.00%              116       29,925,588        3.67       7.747         585     257,979      66.84    32.57       89.25
70.01 - 80.00%            1,891      468,010,037       57.45       7.063         638     247,493      79.48    46.59       96.86
80.01 - 85.00%              257       62,189,335        7.63       7.638         594     241,982      84.49    47.48       95.60
85.01 - 90.00%              755      162,988,012       20.01       7.664         616     215,878      89.84    64.20       91.96
90.01 - 95.00%              175       36,372,232        4.46       7.991         625     207,841      94.87    53.11       98.39
95.01 - 100.00%             229       40,857,254        5.02       8.228         641     178,416      99.86    71.09       98.03
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below               67      $14,516,325        1.78%      7.769%        583    $216,662      51.89%   34.02%      90.82%
60.01 - 70.00%              116       29,925,588        3.67       7.747         585     257,979      66.84    32.57       89.25
70.01 - 80.00%            1,891      468,010,037       57.45       7.063         638     247,493      79.48    46.59       96.86
80.01 - 85.00%              257       62,189,335        7.63       7.638         594     241,982      84.49    47.48       95.60
85.01 - 90.00%              755      162,988,012       20.01       7.664         616     215,878      89.84    64.20       91.96
90.01 - 95.00%              175       36,372,232        4.46       7.991         625     207,841      94.87    53.11       98.39
95.01 - 100.00%             226       40,634,574        4.99       8.228         641     179,799      99.86    70.93       98.02
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Documentation

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Documentation            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Full                      1,969     $415,017,390       50.95%      7.328%        616    $210,776      83.99%   100.00%     95.19%
Stated                    1,432      374,644,020       45.99       7.412         640     261,623      81.27     0.00       96.26
Limited                      73       20,696,899        2.54       7.358         611     283,519      81.41     0.00       87.93
No Doc                        8        2,967,493        0.36       6.356         717     370,937      83.56     0.00      100.00
Alt                           5        1,310,301        0.16       7.615         645     262,060      88.22     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Purpose

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Purpose                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Purchase                  2,388     $535,113,002       65.69%      7.260%        639    $224,084      83.19%   51.50%      96.25%
Cashout Refi              1,005      261,320,006       32.08       7.545         605     260,020      81.53    50.14       94.02
Rate/term Refi               94       18,203,096        2.23       7.833         603     193,650      84.24    46.27       95.69
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

 Distribution by Occupancy

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy                Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied            3,284     $778,158,752       95.52%      7.346%        626    $236,955      82.72%   50.77%     100.00%
Investor                    173       29,046,179        3.57       7.710         649     167,897      82.19    59.04        0.00
Second Home                  30        7,431,173        0.91       7.954         636     247,706      80.24    38.09        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Property Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family             2,815     $648,392,242       79.59%      7.373%        624    $230,335      82.56%   51.87%      96.72%
PUD                         202       50,312,410        6.18       7.291         628     249,071      83.23    43.18       95.87
2 Family                    166       45,799,727        5.62       7.218         649     275,902      83.48    38.68       87.79
Condo                       214       44,430,731        5.45       7.374         643     207,620      82.33    53.55       88.95
3-4 Family                   57       18,900,585        2.32       7.554         639     331,589      84.25    69.12       87.62
PUD Detached                 18        4,092,319        0.50       7.604         618     227,351      81.24    31.00      100.00
PUD Attached                  6        1,449,140        0.18       7.624         630     241,523      83.12    14.19      100.00
Manu/mobile Home              7          955,287        0.12       7.000         671     136,470      83.53    83.53       67.84
Condo Hi-rise                 1          171,663        0.02       7.475         714     171,663      80.00     0.00      100.00
Townhouse                     1          132,000        0.02       7.990         627     132,000     100.00    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
CA                          729     $258,390,366       31.72%      6.889%        636    $354,445      80.63%   41.41%      96.78%
FL                          395       81,441,874       10.00       7.562         625     206,182      82.97    58.71       91.25
IL                          279       57,008,302        7.00       7.497         631     204,331      85.37    48.35       95.18
NJ                          154       44,794,686        5.50       7.545         618     290,875      84.26    46.04       96.29
NY                           92       32,608,217        4.00       7.207         631     354,437      82.35    37.99       95.14
MN                          163       31,126,945        3.82       7.717         611     190,963      84.39    57.74       93.83
GA                          182       30,583,280        3.75       7.840         609     168,040      85.83    65.67       94.71
MD                          108       29,038,449        3.56       7.464         619     268,875      82.91    69.76       97.22
VA                          109       28,929,888        3.55       7.484         621     265,412      81.01    55.86       95.95
MA                           82       23,912,254        2.94       7.417         632     291,613      81.79    53.57      100.00
Other                     1,194      196,801,843       24.16       7.685         624     164,826      83.72    57.09       95.17
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Zip                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
20721                         6       $2,707,523        0.33%      7.445%        650    $451,254      85.01%   48.33%     100.00%
92508                         6        2,437,834        0.30       6.543         637     406,306      84.39    51.30      100.00
11221                         5        2,198,625        0.27       7.445         638     439,725      80.91    46.54       80.73
60618                         7        2,156,030        0.26       6.733         688     308,004      81.73    11.89      100.00
93905                         5        2,089,382        0.26       6.677         663     417,876      80.00    17.80      100.00
92503                         6        2,025,023        0.25       7.217         647     337,504      81.68     0.00      100.00
92530                         7        1,918,679        0.24       7.365         627     274,097      82.99    44.03       86.84
94551                         4        1,885,550        0.23       6.972         630     471,388      79.18    100.00      72.86
94531                         4        1,882,000        0.23       7.216         647     470,500      81.34    20.09      100.00
94603                         6        1,759,137        0.22       6.731         639     293,189      76.94    84.08      100.00
Other                     3,431      793,576,322       97.41       7.373         627     231,296      82.71    51.19       95.55
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Remaining                Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Maturity                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                       3         $222,680        0.03%      8.244%        690     $74,227     100.00%   100.00%    100.00%
241 - 360                 3,371      782,525,220       96.06       7.376         628     232,134      82.73    51.62       95.45
421 - 480                   113       31,888,204        3.91       7.066         617     282,196      81.27    34.05       97.29
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Amortization Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Amortization Type        Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
2 YR ARM                  2,261     $466,779,044       57.30%      7.619%        616    $206,448      83.11%   47.60%      93.76%
2 YR ARM IO                 981      285,668,400       35.07       6.956         645     291,201      82.13    57.21       98.34
3 YR ARM                    121       28,008,694        3.44       7.531         610     231,477      82.39    48.34       92.89
3 YR ARM IO                  73       21,103,015        2.59       7.145         646     289,082      82.91    52.65       97.02
2 YR ARM BALLOON 30/40       29        8,211,295        1.01       7.572         647     283,148      78.06    26.88      100.00
5 YR ARM                     16        3,788,020        0.46       6.643         665     236,751      81.46    46.14      100.00
5 YR ARM IO                   2          595,200        0.07       6.162         648     297,600      80.00    100.00     100.00
3 YR ARM BALLOON 30/40        1          259,755        0.03       6.250         759     259,755      83.90     0.00      100.00
2 YR ARM BALLOON 15/30        3          222,680        0.03       8.244         690      74,227     100.00    100.00     100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Initial Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Initial                  Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Periodic                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Cap                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%                143      $26,614,359        3.27%      7.485%        623    $186,114      80.44%   28.33%      96.12%
1.01 - 1.50%                 78       21,735,969        2.67       7.082         645     278,666      82.58    30.97       99.08
1.51 - 2.00%              1,085      286,325,675       35.15       7.291         628     263,895      82.34    60.18       95.46
2.51 - 3.00%              2,161      473,953,637       58.18       7.418         626     219,321      83.01    47.60       95.44
3.01 - 3.50%                  2          297,867        0.04       7.220         700     148,933      87.54    37.73      100.00
4.51 - 5.00%                  2          340,441        0.04       8.541         569     170,220      83.36    100.00     100.00
5.51 - 6.00%                 16        5,368,157        0.66       7.071         625     335,510      82.34    43.85       88.07
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Periodic Cap

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Periodic Cap             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%              1,641     $350,260,851       43.00%      7.424%        626    $213,444      83.15%   36.44%      95.86%
1.01 - 1.50%              1,811      455,260,964       55.89       7.320         628     251,387      82.34    62.19       95.35
1.51 - 2.00%                 29        7,872,879        0.97       7.104         615     271,479      79.63    41.20       89.65
3.01% & Above                 6        1,241,410        0.15       8.505         625     206,902      95.54    82.04      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


 Distribution by Months to Rate Reset

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate Reset               Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 12                        1         $206,183        0.03%      6.600%        617    $206,183      85.00%    0.00%     100.00%
13 - 24                   3,273      760,675,237       93.38       7.370         627     232,409      82.69    51.01       95.55
25 - 36                     195       49,371,464        6.06       7.359         626     253,187      82.62    49.93       94.70
49 & Above                   18        4,383,220        0.54       6.578         663     243,512      81.26    53.45      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Life Maximum Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Life Maximum               of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Rate                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
11.99% & Below               77      $24,381,166        2.99%      5.829%        651    $316,639      79.77%   51.03%     100.00%
12.00 - 12.49%              113       34,216,601        4.20       6.253         657     302,802      80.83    41.14       98.63
12.50 - 12.99%              394      133,899,949       16.44       6.656         643     339,848      80.73    53.36       98.37
13.00 - 13.49%              403      122,393,008       15.02       6.921         642     303,705      81.75    53.70       96.77
13.50 - 13.99%            1,047      240,181,535       29.48       7.376         623     229,400      82.53    50.60       93.70
14.00 - 14.49%              420       90,947,386       11.16       7.780         615     216,541      83.66    47.65       96.58
14.50 - 14.99%              630      110,266,042       13.54       8.091         607     175,025      85.19    50.98       93.10
15.00 - 15.49%              173       27,386,415        3.36       8.651         619     158,303      87.86    45.88       93.05
15.50 - 15.99%              159       20,394,125        2.50       9.314         593     128,265      86.31    52.77       90.97
16.00% & Above               71       10,569,877        1.30      10.100         592     148,872      79.24    65.53       97.37
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


Distribution by Margin

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Margin                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below               184      $48,754,165        5.98%      6.416%        662    $264,968      81.91%   41.43%      98.49%
5.00 - 5.49%                252       72,918,606        8.95       6.488         655     289,360      80.46    36.28       96.15
5.50 - 5.99%                447      122,399,251       15.03       6.914         637     273,824      81.68    53.64       96.22
6.00 - 6.49%                661      179,663,458       22.05       7.060         634     271,806      81.75    51.18       97.99
6.50 - 6.99%              1,506      324,285,156       39.81       7.729         613     215,329      83.33    54.73       93.75
7.00% & Above               437       66,615,469        8.18       8.891         606     152,438      86.88    49.96       93.34
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    3,487     $814,636,104      100.00%      7.364%        627    $233,621      82.68%   50.95%      95.52%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                     The Group II Fixed Rate Mortgage Loans

Scheduled Principal Balance:                        $180,118,015
Number of Mortgage Loans:                                  1,704
Average Scheduled Principal Balance:                    $105,703
Weighted Average Gross Coupon:                             7.990%
Weighted Average Net Coupon: (2)                           7.480%
Weighted Average Current FICO Score:                         638
Weighted Average Original LTV Ratio:                       64.09%
Weighted Average Combined Original LTV Ratio:              84.56%
Weighted Average Stated Remaining Term (months):             339
Weighted Average Seasoning(months):                            1

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


Distribution by Current Principal Balance

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Balance                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below             637      $19,490,201       10.82%     10.164%        643     $30,597      98.50%   66.45%      98.30%
$50,001 - $75,000           242       14,936,708        8.29       9.422         641      61,722      92.54    60.23       97.79
$75,001 - $100,000          182       15,860,703        8.81       8.820         632      87,147      86.41    57.73       95.31
$100,001 - $125,000         146       16,312,947        9.06       8.331         640     111,733      83.57    56.66       93.77
$125,001 - $150,000         105       14,456,069        8.03       7.758         638     137,677      81.42    69.33       91.37
$150,001 - $200,000         173       29,972,920       16.64       7.632         627     173,254      82.68    69.48       94.82
$200,001 - $250,000          82       18,311,943       10.17       7.155         632     223,316      78.59    64.48       91.47
$250,001 - $300,000          38       10,551,802        5.86       6.775         645     277,679      81.29    65.09      100.00
$300,001 - $350,000          33       10,797,661        5.99       7.025         647     327,202      80.45    66.99       84.34
$350,001 - $400,000          28       10,332,034        5.74       7.108         653     369,001      79.34    53.28       85.66
$400,001 & Above             38       19,095,027       10.60       6.902         636     502,501      81.43    64.28       97.38
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


Distribution by Current Rate

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Current Rate             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
5.50 - 5.99%                  5       $1,661,413        0.92%      5.916%        703    $332,283      80.42%   93.81%     100.00%
6.00 - 6.49%                 92       23,905,812       13.27       6.257         659     259,846      75.96    80.04       95.82
6.50 - 6.99%                195       38,063,449       21.13       6.766         645     195,197      79.83    71.60       92.19
7.00 - 7.49%                110       19,972,627       11.09       7.253         625     181,569      81.16    58.86       95.39
7.50 - 7.99%                202       31,092,729       17.26       7.736         621     153,924      80.76    65.08       91.12
8.00 - 8.49%                 50        6,602,235        3.67       8.236         606     132,045      77.31    71.17       91.01
8.50 - 8.99%                161       13,893,857        7.71       8.806         638      86,297      87.39    63.09       90.08
9.00% & Above               889       44,925,893       24.94      10.240         639      50,535      97.63    47.82       98.15
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                  50       $7,671,537        4.26%      7.280%        763    $153,431      86.79%   78.87%      83.60%
720 - 739                    46        4,508,592        2.50       7.844         728      98,013      86.75    59.20       94.08
700 - 719                    70        7,074,347        3.93       8.009         710     101,062      89.36    29.54       97.55
680 - 699                   139       14,723,577        8.17       8.071         690     105,925      89.20    51.10       88.33
660 - 679                   202       22,667,673       12.58       7.589         670     112,216      84.69    52.62       88.75
640 - 659                   289       26,965,593       14.97       8.180         649      93,307      87.85    48.58       93.79
620 - 639                   295       29,791,014       16.54       7.991         630     100,986      86.12    69.79       95.87
600 - 619                   292       28,097,299       15.60       8.140         610      96,224      84.53    82.33       96.92
580 - 599                   197       18,933,052       10.51       8.220         590      96,107      82.85    75.75       99.05
560 - 579                    46        7,118,254        3.95       7.760         570     154,745      76.33    75.48       99.37
540 - 559                    41        7,146,006        3.97       7.875         550     174,293      71.51    55.70       93.75
520 - 539                    21        2,706,584        1.50       8.080         529     128,885      72.57    77.60       98.15
500 - 519                    16        2,714,487        1.51       8.846         506     169,655      66.17    66.46      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


Distribution by Lien

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Lien                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
First Lien                  757     $134,095,625       74.45%      7.267%        633    $177,141      79.43%   68.32%      92.38%
Second Lien                 947       46,022,391       25.55      10.097         651      48,598      99.51    50.56       99.48
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


Distribution by Combined Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Combined                   of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below               61       $7,407,681        4.11%      7.472%        610    $121,437      47.07%   55.99%      88.98%
60.01 - 70.00%               76       13,579,906        7.54       7.162         605     178,683      66.02    61.19       95.81
70.01 - 80.00%              377       66,902,485       37.14       7.118         634     177,460      78.86    64.88       94.04
80.01 - 85.00%               71       13,044,103        7.24       7.286         637     183,720      84.38    78.89       89.12
85.01 - 90.00%              133       26,558,685       14.75       7.466         642     199,689      89.70    74.43       89.93
90.01 - 95.00%               67        5,618,933        3.12       8.865         644      83,865      94.50    67.76       94.98
95.01 - 100.00%             919       47,006,222       26.10       9.938         654      51,149      99.90    53.52       98.48
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


Distribution by Original LTV

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Original LTV             Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below            1,008      $53,430,072       29.66%      9.733%        645     $53,006      92.24%   51.32%      98.03%
60.01 - 70.00%               76       13,579,906        7.54       7.162         605     178,683      66.02    61.19       95.81
70.01 - 80.00%              377       66,902,485       37.14       7.118         634     177,460      78.86    64.88       94.04
80.01 - 85.00%               70       13,019,951        7.23       7.278         637     185,999      84.37    78.85       89.28
85.01 - 90.00%              121       25,677,452       14.26       7.383         642     212,210      89.73    74.85       89.59
90.01 - 95.00%               30        3,807,408        2.11       8.305         646     126,914      94.66    67.38       92.60
95.01 - 100.00%              22        3,700,741        2.05       8.006         690     168,216      99.18    100.00      86.50
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Documentation

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Documentation            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Full                      1,112     $114,883,365       63.78%      7.759%        632    $103,312      84.24%   100.00%     93.65%
Stated                      562       60,442,571       33.56       8.477         651     107,549      85.53     0.00       94.76
Limited                      19        4,490,938        2.49       7.119         598     236,365      78.77     0.00      100.00
Alt                          11          301,142        0.17      11.173         633      27,377      99.89     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


Distribution by Purpose

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Purpose                  Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Cashout Refi                587      $90,554,093       50.27%      7.507%        624    $154,266      79.75%   68.37%      93.16%
Purchase                  1,061       83,991,727       46.63       8.524         653      79,163      89.89    58.88       94.95
Rate/term Refi               56        5,572,195        3.09       7.785         633      99,503      82.46    63.16       99.46
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


 Distribution by Occupancy

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy                Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied            1,637     $169,659,275       94.19%      8.014%        636    $103,640      84.78%   63.42%     100.00%
Investor                     54        8,457,492        4.70       7.512         665     156,620      79.05    66.64        0.00
Second Home                  13        2,001,248        1.11       7.972         680     153,942      89.23    82.81        0.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


Distribution by Property Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family             1,385     $141,051,785       78.31%      8.008%        634    $101,842      84.85%   66.60%      96.55%
2 Family                     85       13,632,678        7.57       7.944         657     160,384      84.96    45.32       80.78
Condo                       112       10,722,887        5.95       8.087         650      95,740      86.01    62.09       84.90
PUD                          64        7,753,983        4.30       7.865         635     121,156      80.24    40.70       99.45
3-4 Family                   18        4,251,506        2.36       7.188         681     236,195      77.53    79.06       76.90
PUD Detached                 31        2,052,027        1.14       8.259         621      66,194      87.99    65.71      100.00
PUD Attached                  5          363,684        0.20       8.988         687      72,737      90.92    40.66       59.34
Manu/mobile Home              3          267,996        0.15       9.606         575      89,332      54.71    32.91       32.91
Condo Hi-rise                 1           21,469        0.01       9.490         714      21,469      90.00     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
CA                          229      $31,028,600       17.23%      8.277%        646    $135,496      85.85%   37.71%      97.88%
FL                          214       24,756,979       13.74       7.900         622     115,687      82.10    71.77       92.74
NY                           83       19,634,964       10.90       7.118         652     236,566      79.92    54.96       93.41
GA                          106        9,094,323        5.05       8.337         611      85,796      83.87    69.93       91.59
NJ                           49        9,041,730        5.02       7.254         632     184,525      80.74    81.15       98.34
IL                          113        8,884,961        4.93       8.531         648      78,628      89.37    61.27       84.71
MD                           56        8,334,769        4.63       7.659         630     148,835      82.30    83.49       97.60
TX                          111        7,545,898        4.19       8.275         632      67,981      87.11    59.52       99.44
MA                           45        6,408,177        3.56       7.927         641     142,404      86.72    67.40      100.00
MN                           67        4,961,554        2.75       7.893         636      74,053      87.28    76.83       99.40
Other                       631       50,426,060       28.00       8.200         640      79,915      86.20    71.20       91.74
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


Distribution by Zip

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                           of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Zip                      Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
33325                         3       $1,350,305        0.75%      8.282%        610    $450,102      89.71%   100.00%    100.00%
60402                         5        1,102,196        0.61       8.921         698     220,439      84.44     0.00        6.31
55128                         7        1,050,869        0.58       6.900         674     150,124      85.73    100.00     100.00
20603                         3          939,892        0.52       6.546         664     313,297      76.62    100.00     100.00
11747                         2          909,194        0.50       6.691         643     454,597      77.81    100.00     100.00
96740                         3          835,624        0.46       7.942         662     278,541      85.19    62.02      100.00
33157                         2          831,500        0.46       7.221         611     415,750      81.16    94.21      100.00
92805                         2          781,807        0.43       7.385         636     390,903      85.40    54.02      100.00
93550                         5          770,480        0.43       7.986         660     154,096      87.29    49.25       50.75
20841                         1          744,760        0.41       6.550         629     744,760      90.00    100.00     100.00
Other                     1,671      170,801,389       94.83       8.016         637     102,215      84.57    63.11       94.70
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Remaining                Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months To                  of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Maturity                 Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                     425      $19,044,966       10.57%      9.981%        649     $44,812      97.09%   38.01%      98.57%
181 - 240                    86        3,846,147        2.14       8.645         648      44,723      88.79    75.34      100.00
241 - 360                 1,176      153,401,377       85.17       7.753         636     130,443      83.16    66.86       93.43
421 - 480                    17        3,825,525        2.12       6.902         621     225,031      73.95    57.05       97.26
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


Distribution by Amortization Type

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Amortization               of       Principal      Principal     Gross      Current    Principal   Original    Full      Owner
Type                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Fixed                     1,308     $157,753,314       87.58%      7.787%        635    $120,607      83.01%   67.92%      93.56%
Balloon 15/30               364       16,047,701        8.91      10.320         653      44,087      99.91    27.53       98.86
Fixed IO                     23        5,005,597        2.78       6.837         658     217,635      82.62    61.51       97.80
Balloon 30/40                 2          719,793        0.40       6.857         698     359,896      83.31    33.90      100.00
Balloon 20/30                 7          591,610        0.33      10.022         665      84,516     100.00     0.00      100.00
----------------------   ------   --------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                    1,704     $180,118,015      100.00%      7.990%        638    $105,703      84.56%   63.78%      94.19%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.